As filed with the Securities and Exchange Commission on March 30, 2001
                                                     1933 Act File No. 333-54910
                                                     1940 Act File No. 811-10223
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

(Check appropriate box or boxes)

[X[  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  Pre-Effective Amendment No. 1
[ ]  Post-Effective Amendment No.

and

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 1


                           Pilgrim Senior Income Fund
                    (formerly ING Pilgrim Senior Income Fund)
                  Exact Name of Registrant Specified in Charter


                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)


                                 (800) 992-0180
               Registrant's Telephone Number, Including Area Code


                             James M. Hennessy, Esq.
                             ING Pilgrim Group, LLC
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
     Name and Address (Number, Street, State, Zip Code) of Agent for Service

                                 With copies to:

             Jeffrey S. Puretz, Esq.         Margaret A. Bancroft, Esq.
                    Dechert                           Dechert
              1775 Eye Street, NW              30 Rockefeller Plaza
             Washington, DC 20006               New York, NY 10112

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

================================================================================

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

========================================================================================================
                                                PROPOSED MAXIMUM      PROPOSED MAXIMUM       AMOUNT OF
TITLE OF SECURITIES          AMOUNT BEING        OFFERING PRICE           AGGREGATE        REGISTRATION
 BEING REGISTERED             REGISTERED            PER UNIT           OFFERING PRICE        FEE(1)(2)
--------------------------------------------------------------------------------------------------------
Class A Common Shares of        500,000             $15.00              $  7,500,000        $   937.50
Beneficial Interest, par
value $0.01 per share (3)

Class B Common Shares of      1,000,000             $15.00              $ 15,000,000        $ 2,812.50
Beneficial Interest, par
value $0.01 per share (3)

Class C Common Shares of      7,750,000             $15.00              $116,250,000        $28,125.00
Beneficial Interest, par
value $0.01 per share (3)

Class Q Common Shares of        750,000             $15.00              $ 11,250,000        $ 1,875.00
Beneficial Interest, par
value $0.01 per share (3)
=======================================================================================================

(1)  Estimated  solely for the purpose of calculating the  registration  fee
(2)  Transmitted prior to filing.
(3)  Registration fee of $937.50 previously paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or under this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

LOGO                                                                  Prospectus

                                 April 2, 2001

                                                           10,000,000 Shares of
                                                           Classes A, B, C and Q
                                                           Common Shares


                                                           Pilgrim Senior
                                                           Income Fund


This prospectus contains important information about investing in the Pilgrim Senior Income Fund (the "Fund"). You should read it carefully before you invest, and keep it for future reference.

The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information dated April 2, 2001 (the "SAI") containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. You may obtain a free copy of the SAI by contacting the Fund at (800) 992-0180 or by writing to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The prospectus, SAI and other information about the Fund are available on the SEC's website (http://www.sec.gov).

Market fluctuations and general economic conditions can adversely affect the Fund. There is no guarantee that the Fund will achieve its investment objective.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities, or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     This prospectus applies to the offering of Classes A, B, C and Q Common Shares, which are offered at the next determined net asset value ("NAV") per share. The minimum purchase amount is $1,000 for Class A, Class B and Class C Common Shares and $250,000 for Class Q Common Shares.

                                       Price to Public(1)     Sales Load     Proceeds to Fund(2)
                                      --------------------   ------------   --------------------
Per Class A Common Share ..........       $      15.00        None (3)          $      15.00
                                Total        7,500,000                             7,500,000
Per Class B Common Share ..........              15.00        None (4)                 15.00
                                Total       15,000,000                            15,000,000
Per Class C Common Share ..........              15.00        None (4)                 15.00
                                Total      116,250,000                           116,250,000
Per Class Q Common Share ..........              15.00        None (4)                 15.00
                                Total       11,250,000                            11,250,000
                                          ------------                          ------------
                                Total     $150,000,000          None            $150,000,000
                                          ============       ============       ============

(1) The Common Shares are offered on a best efforts basis at a price equal to the NAV, which initially is $15.00 per share.
(2) Assuming the sale of all Classes A, B, C and Q Common Shares registered by this prospectus. Offering expenses of approximately $211,045 will be capitalized by the Fund and then amortized over 12 months.
(3) Class A Common Shares are available only upon conversion of Class B Common Shares eight years after purchase or through an exchange of Class A Common Shares of certain Pilgrim Funds. See "Shareholder Guide." Class A Common Shares are subject to a service fee.
(4) Class B Common Shares are subject to an early withdrawal charge ("EWC") of up to 3.0% over the five-year period after purchase and Class C Common Shares are subject to an EWC of 1.00% during the first year after purchase. Both Class B and Class C Common Shares are subject to a distribution fee and a service fee, and Class Q Common Shares are subject to a service fee. ING Pilgrim Securities, Inc. pays a sales commission to authorized dealers from its own assets in connection with sales of Class B and Class C Common Shares.

     Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risk Factors and Special Considerations" beginning on page 10.

     The Fund is a continuously-offered, diversified, closed-end investment company. Because it is not anticipated that a secondary market will develop for the Fund's Common Shares, the Fund will normally make quarterly repurchase offers for 5% of its outstanding Common Shares.

                                                                 WHAT'S INSIDE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
INVESTMENT
OBJECTIVE
                   Introduction to the Fund                                    1
                   Prospectus Summary                                          2
                   Investment Objective and Policies                           6
                   The Fund's Investments                                      8
                   Risk Factors and Special Considerations                    10
                   Borrowings by the Fund                                     14
                   What You Pay To Invest -- Fund Expenses                    15
[GRAPHIC OMITTED]
INVESTMENT
STRATEGY
                   Shareholder Guide                                          18
                   How to Purchase Shares                                     23
                   Repurchase Offers                                          24
                   Investment Management and Other Services                   26
                   Plan of Distribution                                       28
                   Use of Proceeds                                            28

[GRAPHIC OMITTED]
RISKS
                   Dividends and Distributions                                28
                   Description of the Fund                                    29
                   Description of Capital Structure                           31
                   Tax Matters                                                32
                   Legal Matters                                              33
                   Auditors                                                   33
                   Registration Statement                                     33
                   Shareholder Reports                                        33
                   Financial Highlights                                       34
                   Statement of Additional Information Table of Contents      35

                                                       INTRODUCTION TO THE FUND
--------------------------------------------------------------------------------

Risk is the potential that your investment will lose money or not earn as much as you hope. All funds have varying degrees of risk, depending upon the securities they invest in.

This Fund involves certain risks and special considerations, including risks associated with investing in below investment grade assets and risks associated with the Fund's use of borrowing and other leverage strategies.
Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the SAI for a complete list of the risks and strategies.


[GRAPHIC OMITTED]
If you have any questions about the Fund, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments. Please read it carefully.

Who should invest in the Fund?

THE PILGRIM SENIOR INCOME FUND MAY SUIT YOU IF YOU:

*   are seeking regular monthly cash income
* are willing to accept the risks associated with an investment in a leveraged portfolio of senior loans that are typically below investment grade credit quality
* are a long-term investor that does not need ready access to principal invested

DESCRIPTION OF THE FUND

 The Fund is a continuously-offered, diversified, closed-end investment company that seeks to provide long-term investors with a high level of monthly income. The Fund seeks to achieve this objective by investing in a professionally managed portfolio comprised primarily of senior loans, an investment typically not available directly to individual investors.

 Since the senior loans in the Fund's portfolio typically are below investment grade credit quality and the portfolio will be leveraged, the Fund has speculative characteristics. As a result, the Fund cannot guarantee that it will achieve its investment objective.

 The Fund's investment manager is ING Pilgrim Investments, LLC.


        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this prospectus.

DESCRIPTION OF THE FUND

The Fund

The Fund is a continuously-offered, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is organized as a Delaware business trust.

Investment Objective

To provide investors with a high level of monthly income. There is no assurance that the Fund will achieve its investment objective.

Investment Manager

The Fund's investment manager is ING Pilgrim Investments, LLC (the "Investment Manager"). Organized in December 1994, the Investment Manager serves as investment adviser to 38 open-end funds, two closed-end funds (including the Fund), 15 variable annuity funds, and other institutional and privately managed accounts. The Investment Manager had assets under management of approximately $19.3 billion as of December 31, 2000.

The Investment Manager is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING). ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries with nearly 100,000 employees.

The Investment Manager receives an annual fee, payable monthly, in a maximum amount equal to 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) ("Managed Assets"). This definition includes the assets acquired through the Fund's use of leverage.

Distributions

Dividends on Common Shares accrue and are declared daily and are paid monthly. Dividends will be automatically reinvested in additional shares at NAV with no sales charge, unless a shareholder elects to receive distributions in cash.

Primary Investment Strategy

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in higher yielding, U.S. dollar denominated, floating rate secured senior loans made only to corporations or other business entities organized under U.S. law or located in the U.S. ("Senior Loans").

Senior Loans either hold the most senior position in the capital structure of the borrower or hold an equal ranking with other senior debt or have characteristics that the Investment Manager believes justify treatment as senior debt.

The Fund can also invest up to 20% of its total assets measured at the time of investment in other instruments, including unsecured loans, subordinated loans, corporate debt securities, loans to foreign borrowers, equities acquired in connection with investments in loans and other investment companies such as money market funds. See "Investment Objective and Policies" at page 6.

2 Prospectus Summary

                                                              PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

Other Investment Strategies and Policies

Loans in which the Fund invests typically have interest rates which reset at least quarterly and may reset as frequently as daily. The maximum duration of an interest rate reset on any loan in which the Fund can invest is one year. In order to achieve overall reset balance, the Fund will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its loans of 90 days or less.

Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less.

When market conditions make it advisable, the Fund may hold a portion of its assets in cash and short-term interest bearing instruments. Moreover, in periods when, in the opinion of the Investment Manager, a temporary defensive position is appropriate, up to 100% of the Fund's assets may be held in cash or short-term interest bearing instruments. The Fund may not achieve its investment objective when pursuing a temporary defensive position.

Although the Investment Manager does not currently anticipate making extensive use of the following strategies, the Fund can engage in lending its portfolio securities, and executing repurchase and reverse repurchase agreements.

Proposed Leverage

To seek to increase the yield on the Common Shares, the Fund intends to employ financial leverage by borrowing money and issuing preferred shares. The timing and terms of leverage will be determined by the Fund's Board of Trustees in consultation with the Investment Manager. See "Risk Factors and Special Considerations -- Leverage" at page 11.

Borrowings

Under the 1940 Act, the Fund may borrow up to 33 1/3% of its total assets (including the proceeds of the borrowings) less all liabilities other than borrowings. The Fund's obligation to holders of its debt will be senior to its obligation to pay dividends on, or redeem or repurchase, Common Shares (and preferred shares, if any), or to pay holders of Common Shares (and preferred shares, if any) in the event of liquidation.

Preferred Shares

The Fund is authorized to issue an unlimited number of shares of a class of preferred stock in one or more series. The Fund's obligations to holders of any outstanding preferred shares will be senior to its obligation to pay dividends on, or redeem or repurchase, Common Shares, or to pay holders of Common Shares in the event of liquidation. Under the 1940 Act, the amount of preferred shares cannot exceed 50% of the Fund's total assets (including the proceeds of the preferred shares and any borrowings).

The 1940 Act also requires that the holders of any preferred shares of the Fund, voting as a separate class, have the right to:

*   elect at least two trustees at all times

* elect a majority of the trustees at any time when dividends on any series of preferred shares are unpaid for two full years.

In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                                            Prospectus Summary 3

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

Diversification

The Fund maintains a diversified investment portfolio, a strategy which seeks to limit exposure to any one issuer or industry.

As a diversified investment company, the Fund may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue. The Fund will consider a borrower on a loan, including a loan participation, to be the issuer of that loan. This strategy is a fundamental policy that cannot be changed without shareholder approval. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.

In addition, a maximum of 25% of the Fund's total assets, measured at the time of investment, can be invested in any one industry. This strategy is also a fundamental policy that cannot be changed without shareholder approval.

Continuous Offering

The Fund continuously offers its Common Shares for sale. Sales are made through selected broker-dealers and financial services firms which enter into agreements with ING Pilgrim Securities, Inc. ("ING Pilgrim Securities") the Fund's principal underwriter. Common Shares are sold at a public offering price equal to their NAV per share.

Repurchase Offers

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its Common Shares on a quarterly basis and subject to receiving exemptive relief from the Securities and Exchange Commission (the "SEC"), the Fund also intends to make monthly repurchase offers. This is a fundamental policy that cannot be changed without shareholder approval. Although the Fund believes the requested relief is in the public interest and consistent with the protection of investors, there is no assurance that the requested relief for monthly repurchases will be granted or granted expeditiously. Currently offers are made during the months of February, May, August and November. The first repurchase offer will be made to settle in August, 2001. Other than these repurchases, no market for the Fund's Common Shares is expected to exist. Applicable early withdrawal charges ("EWC") will be imposed on repurchased Class B and Class C Common Shares. See "Repurchase Offers" at page 24 for important information relating to the acceptance of Fund offers to repurchase Common Shares.

Administrator

The Fund's administrator is ING Pilgrim Group, LLC (the "Administrator"). The Administrator is an affiliate of the Investment Manager. The Administrator receives an annual fee, payable monthly, in a maximum amount equal to 0.10% of the Fund's Managed Assets.

4 Prospectus Summary

                                                             PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

RISK FACTORS AND SPECIAL CONSIDERATIONS

Credit Risk on Loans

Loans in the Fund's portfolio will typically be below investment grade credit quality. As a result, investment in the Fund involves the risk that borrowers may default on obligations to pay principal or interest when due, that lenders may have difficulty liquidating the collateral securing the loans or enforcing their rights under the terms of the loans, and that the Fund's investment objective may not be realized.

Interest Rate Risk

Changes in market interest rates will affect the yield on the Fund's Common Shares. If market interest rates fall, the yield on the Fund's Common Shares will also fall. In addition, changes in market interest rates may cause the Fund's NAV to experience moderate volatility because of the lag between changes in market rates and the resetting of the floating rates on assets in the Fund's portfolio. Finally, to the extent that market interest rate changes are reflected as a change in the market spreads for loans of the type and quality in which the Fund invests, the value of the Fund's portfolio may decrease in response to an increase in such spreads.

Leverage

The Fund's use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund's Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the leverage.

Limited Secondary Market for Loans

Because of the limited secondary market for loans, the Fund may be limited in its ability to sell these loans in a timely fashion and/or at a favorable price. Demand for Loans An increase in demand for loans may adversely affect the rate of interest payable on new loans acquired by the Fund.

Limited Liquidity for Investors

The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make quarterly repurchase offers for 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one quarter. Shareholders also will not have liquidity between these quarterly repurchase dates.

Investment in Foreign Borrowers

The Fund may invest up to 10% of its total assets in U.S. dollar denominated loans to borrowers that are organized or located in countries outside the United States. Although their loans are denominated in U.S. dollars, these borrowers may have significant non-U.S. dollar revenues. Investment in foreign borrowers involves special risks, including that foreign borrowers may be subject to:

* less rigorous regulatory, accounting and reporting requirements than U.S. borrowers:
*   differing legal systems and laws relating to creditors' rights;
*   the potential inability to enforce legal judgments;
* economic adversity that would result if the value of the borrower's non-U.S. dollar denominated revenues and assets were to fall because of fluctuations in currency values; and

* the potential for political, social and economic adversity in the foreign borrower's country.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                                           Prospectus Summary  5

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

Investment Objective

The Fund's investment objective is to provide investors with a high level of monthly income. The Fund seeks to achieve this investment objective by investing in the types of assets described below:

1. Senior Loans. Under normal circumstances, at least 80% of the Fund's total assets will be invested in higher yielding, U. S. dollar denominated, floating rate secured senior loans made only to borrowers that are corporations or other business entities organized under U.S. law or located in the U.S. ("Senior Loans").

    Senior Loans either hold the most senior position in the capital structure of the borrower or hold an equal ranking with other senior debt or have characteristics that the Investment Manager believes justify treatment as senior debt.

2. Other Investments. The Fund can also invest up to 20% of its total assets measured at the time of investment in the following types of investments ("Other Investments"):

    *   unsecured loans
    *   subordinated loans
    *   corporate debt securities
    * loans made to, or debt securities issued by, corporations or other business entities organized or located outside the U.S.
    *   equity securities incidental to investment in loans
    *   other investment companies such as money market funds

3. Cash and Short-Term Instruments. Under normal circumstances, the Fund may invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the opinion of the Investment Manager, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or short-term instruments.

4. Other Investment Strategies. The Fund may engage in lending its portfolio securities, and may utilize repurchase and reverse repurchase agreements to manage risk.

Fundamental Diversification Policies

1. Industry Diversification. The Fund may invest in any industry. The Fund may not invest more than 25% of its total assets in any single industry.

2. Borrower Diversification. As a diversified investment company, the Fund may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue. The Fund will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.

These fundamental diversification policies may only be changed with approval by a majority of all shareholders, including the vote of a majority of any holders of preferred shares voting separately as a class.

Investment Policies

The Investment Manager follows certain investment policies set by the Fund's Board of Trustees. Some of those policies are set forth below. Please refer to the SAI for additional information on these and other investment policies.

1. Payable in U.S. Dollars. All investments purchased by the Fund must be denominated in U.S. dollars.

2. Maturity. Although the Fund has no restrictions on portfolio maturity, normally at least 80% of the Fund's total assets will be invested in assets with remaining maturities of less than ten years.

3. Interest Rate Resets. Normally, at least 80% of the Fund's total assets will be invested in assets with rates of interest which reset either daily, monthly, or quarterly. The maximum duration of an interest rate reset on any loan investment in which the Fund may invest is one year. In addition, the Fund will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its loan investments of 90 days or less.

4. Limitations on Other Investments. The Fund may invest up to 20% of its total assets measured at the time of investment in Other Investments. The following additional limitations apply to Other Investments:

    a. Unsecured Loans. The Fund may not invest in unsecured loans, whether or not senior or subordinated, in an aggregate amount that exceeds 10% of the Fund's total assets measured at the time of investment.

    b. Subordinated Loans. The Fund may not invest in subordinated loans, whether or not secured, in an aggregate amount that exceeds 10% of the Fund's total assets measured at the time of investment.

    c. Corporate Debt Securities. The Fund may not invest in corporate debt securities in an aggregate amount that exceeds 10% of the Fund's total assets measured at the time of investment.

    d. Foreign Investment. The Fund may not invest in loans or debt securities issued by business entities organized or located outside the U.S., that exceed 10% of the

6 Investment Objective and Policies

                                              INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

        Fund's total assets measured at the time of investment.

    e. Equities. The Fund will acquire equity securities only as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower.

5. Investment Quality; Credit Analysis. Loans and corporate debt securities in which the Fund invests generally are rated below investment grade credit quality or are unrated. In acquiring a loan, the Investment Manager will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The Investment Manager performs its own independent credit analysis of each borrower. In so doing, the Investment Manager may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The Investment Manager also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by the Fund. See "Risk Factors and Special Considerations-Credit Risk."

6. Use of Leverage. The Fund may borrow money and issue preferred shares to the fullest extent permitted by the 1940 Act. See "Policy on Borrowing" and "Policy on Issuance of Preferred Shares."

Policy on Borrowing

The Fund has a policy of borrowing for investment purposes. The Fund seeks to use proceeds from borrowing to acquire loans and other investments which pay interest at a rate higher than the rate the Fund pays on borrowings. Accordingly, borrowing has the potential to increase the Fund's total income available to holders of its Common Shares. The Fund may also borrow to finance the repurchase of its Common Shares or to meet cash requirements.

The Fund may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Fund's assets. The terms of any such borrowings will be subject to the provisions of the 1940 Act, and they will also be subject to the more restrictive terms of any credit agreements relating to borrowings and, to the extent the Fund seeks a rating for borrowings, to additional guidelines imposed by rating agencies which are expected to be more restrictive than the provisions of the 1940 Act. The Fund is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. See "Risk Factors and Special Considerations- Leverage."

Policy on Issuance of Preferred Shares

The Fund has a policy of issuing preferred shares for investment purposes. The Fund seeks to use the proceeds from preferred shares to acquire loans and other investments which pay interest at a rate higher than the dividends payable on preferred shares. The terms of the issuance of preferred shares are subject to the 1940 Act and, to the extent the Fund seeks a rating for any preferred shares, to additional guidelines imposed by rating agencies, which are expected to be more restrictive than the provisions of the 1940 Act. The Fund is permitted to issue preferred shares with an aggregate liquidation value of up to 50% of the Fund's total assets (including the proceeds of the preferred shares and any borrowings). See "Risk Factors and Special Considerations- Leverage."

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                             Investment Objective and Policies 7

THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

As stated above under Investment Objective and Policies, the Fund will invest primarily in Senior Loans. This section contains a discussion of the characteristics of Senior Loans, the manner in which those investments are made and the market for Senior Loans.

Senior Loan Characteristics

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases and to finance internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate ("LIBOR"). For example, if LIBOR were 6.00% and the borrower were paying a fixed spread of 3.00%, the total interest rate paid by the borrower would be 9.00%. Base rates and, therefore, the total rates paid on Senior Loans float, i.e., they change as market rates of interest change.

Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for the loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

The Fund acquires Senior Loans from lenders such as banks, insurance companies, finance companies, other investment companies and private investment funds. The Fund may also acquire Senior Loans from U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

Investment by the Fund

The Fund's investment in Senior Loans may take one of several forms including: acting as one of the group of lenders originating a Senior Loan, purchasing an assignment of a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. When the Fund is a member of the originating syndicate for a Senior Loan, it may share in a fee paid to syndicate. When the Fund acquires a participation in, or an assignment of, a Senior Loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. The Fund will act as lender, or purchase an assignment or participation, with respect to a Senior Loan only if the agent is determined by the Investment Manager to be creditworthy.

There is no minimum rating or other independent evaluation of a borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated below investment grade credit quality. See "Risk Factors and Special Considerations-Credit Risk on Senior Loans."

Original Lender. When the Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with the terms of the loan

8 The Fund's Investments

                                                          THE FUND'S INVESTMENTS
--------------------------------------------------------------------------------

agreement. It may have also negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the loan agreement. Actions subject to lender vote or consent generally require the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefore, frequently require the unanimous vote or consent of all lenders affected.

Assignments. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

Participations. The Fund may also invest in participations in Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by the Fund in a lender's portion of a Senior Loan typically means that the Fund has a contractual relationship only with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

With a participation, the Fund will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights with respect to any funds acquired by other lenders through set-off against the borrower. In addition, the Fund may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a general creditor of the lender instead of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation.

In the event of bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower against the Fund as a result of improper conduct of the lender selling the participation. A participation in a Senior Loan will be deemed to be a Senior Loan for the purposes of the Fund's investment objective and policies.

Senior Loan Market

The primary market for the issuance of new Senior Loans has become much larger in recent years. At the same time that the primary market has grown, demand has remained strong. Institutional investors other than banks, such as investment companies, insurance companies and private investment vehicles are continuing to join U.S. and foreign banks as lenders. The entrance of new investors also has helped create an active trading market in Senior Loans with approximately $129 billion in trading volume during 2000. The active secondary market, coupled with lender focus on portfolio management and the move toward standard market practices, has helped increase the liquidity for Senior Loans.

Notwithstanding the recent growth in the Senior Loan market, through December 31, 2000, Senior Loan volume is estimated to be 3% below levels realized in 1999. Credit quality is the primary issue currently impacting the loan market. The industry is experiencing deteriorating credit quality, high profile corporate bankruptcies, rising defaults and concerns about the direction of the general economy. As a result, average new Senior Loan credit statistics are at their most conservative levels in the past 10 years.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                                        The Fund's Investments 9

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------

Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About Investments and Investment Techniques" in the SAI.

Credit Risk on Senior Loans

The Fund's ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the assets in its portfolio. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.

Credit risk is the risk of nonpayment of scheduled interest or principal payments. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, either by means of assignment or by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. See "The Fund's Investments - Investment by the Fund."

Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal of and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are directly collateralized. However, the value of the collateral may not equal the Fund's investment when the loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

The Senior Loans in which the Fund invests are generally rated lower than investment grade credit quality, i.e., rated lower than "Baa" by Moody's or "BBB" by S&P, or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Investment decisions will be based largely on the credit analysis performed by the Investment Manager, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

Interest Rate Risk

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates. Market interest rate changes may also cause the Fund's NAV to experience moderate volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal. Finally, to the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and

10 Risk Factors and Special Considerations

                                        RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

Changes to NAV

The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the borrowers on the loans in which the Fund invests. See "Credit Risk on Senior Loans." Changes in market interest rates may also have a moderate impact on the Fund's NAV. See "Interest Rate Risk." Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See "Transaction Policies -- Valuation of the Fund's Assets."

Leverage

The Fund may borrow an amount up to 33-1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue preferred shares in an amount up to 50% of the Fund's total assets (including the proceeds of preferred shares and any borrowings). Borrowings and the issuance of preferred shares are referred to in this prospectus collectively as "leverage." The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.

Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Fund's income from the proceeds of leverage will exceed these costs. However, the Investment Manager seeks to use leverage for the purposes of making additional investments only if it believes, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage. In addition, the Investment Manager intends to reduce the risk that the costs of the use of leverage will exceed the total return on investments purchased with the proceeds of leveraging by utilizing leverage mechanisms whose interest rates float (or reset frequently). In the event of a default on one or more loans or other interest-bearing instruments held by the Fund, the use of leverage would exaggerate the loss to the Fund and may exaggerate the effect on the Fund's NAV. The Fund's lenders and preferred shareholders will have priority to the Fund's assets over the Fund's Common Share shareholders.

Effect of Leverage

The following table is designed to illustrate the effect on return to a holder of the Fund's Common Shares of the leverage created by the Fund's use of borrowing, using an assumed initial interest rate of 5.50%, assuming the Fund has used leverage by borrowing an amount equal to 25% of the Fund's Managed Assets and assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return, net of expenses(1) .........        (10%)         (5%)          0%          5%         10%
Corresponding Return to Common Shareholders(2)........     (15.17%)      (8.50%)      (1.83%)      4.83%      11.50%

(1) The Assumed Portfolio Return is required by regulation of the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Fund.

(2) In order to compute the "Corresponding Return to Common Shareholders," the "Assumed Portfolio Return" is multiplied by the total value of the Fund's assets at the beginning of the Fund's fiscal year to obtain an assumed return to the Fund. From this amount, all interest accrued during the year is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of the Fund's net assets as of the beginning of the fiscal year to determine the "Corresponding Return to Common Shareholders."

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                      Risk Factors and Special Considerations 11

RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to any credit facility or obtained through the issuance of preferred shares may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

The Fund will not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred shares, or purchase or redeem Common Shares or preferred shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any credit facility program that is continuing. See "Borrowings by the Fund-Restrictive Covenants and 1940 Act Restrictions." In the event of a default under a credit facility program, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Senior Loans and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

In addition, the Fund will not be permitted to pay dividends on, or redeem or repurchase, Common Shares unless all accrued dividends, or accrued interest on borrowings, on the preferred shares have been paid or set aside for payment.

Because the fee paid to the Investment Manager will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

The Fund may be subject to certain restrictions imposed by lenders to the Fund or by guidelines of one or more rating agencies which may issue ratings for debt or preferred shares issued by the Fund. These restrictions are expected to impose asset coverage, fund composition requirements or limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed on the Fund by the 1940 Act. These covenants or guidelines could impede the Investment Manager from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Limited Secondary Market for Loans

Although the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market.

Loans usually trade in large denominations (such as $5 million units) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the loans in which the Fund invests will be relatively illiquid.

In addition, loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. The Fund intends to seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The Fund values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value loans. Market quotations may not be readily available for some loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation than for securities with a secondary market, because there is less reliable, objective data available. In addition, if the Fund purchases a relatively large loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Investment Manager deems it advisable to do so.

During its quarterly repurchase offers, the Fund is required to maintain a percentage of its portfolio, equal to the value of the repurchase amounts, in liquid securities. This permits the Fund to repurchase Common Shares without having to sell illiquid securities at a lower price than it would otherwise consider. The requirement to keep a portion of the Fund's portfolio in liquid securities, however, could negatively impact the Fund's performance.
Demand for Loans

Although the volume of loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for loans, but may also adversely affect the rate of interest payable on loans acquired by the Fund and the rights provided to the Fund under the terms of the loan.

Unsecured Loans and Subordinated Loans

Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in unsecured loans and 10% of its total assets in subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk on Senior Loans" except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital

12 Risk Factors and Special Considerations

                                         RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.

Corporate Debt Securities

Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Because corporate debt securities pay interest at a fixed-rate, when interest rates decline, the value of the Fund's corporate debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Corporate debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Investment In Non-U.S. Issuers

Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in U.S. dollar denominated loans and corporate debt made to borrowers and issuers that are organized or located in countries other than the United States. Although such loans and debt investments associated with other investments will require payment of interest and principal in U.S. dollars, these borrowers and issuers may have significant non-U.S. dollar revenues. Investment in non-U.S. entities involves special risks, including that non-U.S. entities may be subject to less rigorous accounting and reporting requirements than U.S. entities, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

Investments in Equity Securities Incidental to Investment in Loans

Subject to the aggregate 20% limit on Other Investments, the Fund may acquire equity securities as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower. Investments in equity securities incidental to investment in loans entail certain risks in addition to those associated with investment in loans. The value of these securities may be affected more rapidly, and to a greater extent, by company- specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

Limited Liquidity for Investors

The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make quarterly repurchase offers for 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one quarter. Shareholders also will not have liquidity between these quarterly repurchase dates. See "Repurchase Offers."

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                      Risk Factors and Special Considerations 13

BORROWINGS BY THE FUND
--------------------------------------------------------------------------------

Credit Facility

The Fund intends to become a party to a credit facility with one or more financial institutions that will permit the Fund to borrow an amount permitted under the 1940 Act. Interest is expected to be payable on the credit facility at a floating rate that is tied to LIBOR, the federal funds rate, or a commercial paper based rate, plus a facility fee on unused commitments. The lenders under the proposed credit facility are expected to have a security interest in all assets of the Fund.

Under the proposed credit facility, the lenders are expected to have the right to liquidate Fund assets in the event of default by the Fund, and the Fund may be prohibited from paying dividends in the event of a material adverse event or condition respecting the Fund or Investment Manager until outstanding debts are paid or until the event or condition is cured.

Ranking of Senior Indebtedness

The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under the proposed credit facility will be senior to the rights of holders of Common Shares and preferred shares, if any, with respect to the payment of dividends or upon liquidation.

Restrictive Covenants and 1940 Act Restrictions

The proposed credit agreement governing the credit facility is expected to include usual and customary covenants for this type of transaction. These include limits on the Fund's ability to (i) incur additional debt or issue preferred shares without approval of the lenders, (ii) incur liens or pledge portfolio securities; (iii) incur obligations under derivative instruments; and
(iv) change its investment objective or fundamental investment restrictions without the approval of lenders. In addition, the proposed credit agreement is not expected to permit the Fund's asset coverage ratio (as defined in the credit agreement) to fall below a minimum percentage for more than a certain number of consecutive business days or below a minimum percentage at any time (the "Credit Agreement Asset Coverage Test").

Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing under a credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The proposed credit agreement is expected to limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares, or purchase or redeem Common Shares, unless the Fund complies with the Credit Agreement Asset Coverage Test. In addition, the proposed credit agreement is not expected to permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares (i) at any time that an event of default under the proposed credit agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreement Asset Coverage Test set forth in the proposed credit agreement.

Other lenders to the Fund can be expected to impose similar conditions.

14 Borrowings by the Fund

                                         WHAT YOU PAY TO INVEST -- FUND EXPENSES
--------------------------------------------------------------------------------

The cost to you to invest in the Fund varies depending upon which class of Common Shares you purchase. Please note that Class A Common Shares are not available for purchase. Class A Common Shares are available only upon the automatic conversion of Class B Common Shares after eight years or through an exchange of Class A Common Shares of certain Pilgrim Funds. The tables below are intended to assist you in understanding the various costs and expenses associated with investing in each class of Common Shares of the Fund.

                                                       Class A       Class B(8)       Class C       Class Q
                                                       -------       ----------       -------       -------
Shareholder Transaction Expenses
 Sales Load (as a percentage of offering price)(1)       NONE           NONE           NONE          NONE
Dividend Reinvestment Fees                               NONE           NONE           NONE          NONE
 Early Withdrawal Charge                                 NONE             3% (2)         1%(2)       NONE
Exchange Fee                                             NONE           NONE           NONE          NONE

Annual Expenses (as a percentage of net assets
 attributable to Common Shares) *
  Management and Administrative Fees(3)                  1.20%         1.20%          1.20%         1.20%
  Service Fee                                            0.25%         0.25%          0.25%         0.25%
  Distribution Fee(4)                                    NONE          0.75% (7)      0.50%          NONE
  Other Operating Expenses(5)                            0.40%         0.40%          0.40%         0.40%
Total Annual Expenses before Interest                    1.85%         2.60%          2.35%         1.85%
  Interest Expense on Borrowed Funds                     1.83%         1.83 %         1.83%         1.83%
Total Annual Expenses                                    3.68%         4.43%          4.18%         3.68%
  Fee Waivers/Reimbursements(6)                         (0.20)%       (0.45)%        (0.20)%       (0.20)%
Net Annual Expenses                                      3.48%         3.98%          3.98%         3.48%

    * The table above assumes that the Fund has used leverage by borrowing an amount equal to 25% of the Fund's Managed Assets and shows expenses as a percentage of average daily net assets. Because the Fund has been in operation for a short time, this information is based on estimated fees and expenses for the current fiscal year, after waivers and expense reimbursements. If the Fund's expenses (assuming the use of leverage by borrowing an amount equal to 25% of the Fund's Managed Assets) are shown as a percentage of Managed Assets, the annual expenses in the fee table would read as follows:

                                                              Class A      Class B (8)    Class C      Class Q
                                                              -------      -----------    -------      -------
      Annual Expenses (as a percentage of Managed Assets
       attributable to Common Shares)
        Management and Administrative Fees(3)                  0.90%         0.90%         0.90%        0.90%
        Service Fee                                            0.19%         0.19%         0.19%        0.19%
        Distribution Fee(4)                                    NONE          0.56% (7)     0.37%        NONE
        Other Operating Expenses(5)                            0.30%         0.30 %        0.30%        0.30%
      Total Annual Expenses before Interest                    1.39%         1.95 %        1.76%        1.39%
        Interest Expense on Borrowed Funds                     1.38%         1.38 %        1.38%        1.38%
      Total Annual Expenses                                    2.77%         3.33 %        3.14%        2.77%
        Fee Waivers/Reimbursements(6)                         (0.15)%       (0.34)%       (0.15)%      (0.15)%
      Net Annual Expenses                                      2.62%         2.99%         2.99%        2.62%

      If the Fund's expenses are shown as a percentage of the Fund's net assets and the Fund were not to use leverage, the annual expenses in the fee table would read as follows:

                                                              Class A      Class B (8)    Class C      Class Q
                                                              -------      -----------    -------      -------
      Annual Expenses (as a percentage of Managed Assets
       attributable to Common Shares)
        Management and Administrative Fees(3)                  0.90%         0.90%         0.90%         0.90%
        Service Fee                                            0.25%         0.25%         0.25%         0.25%
        Distribution Fee(4)                                    NONE          0.75%(7)      0.50%         NONE
        Other Operating Expenses(5)                            0.40%         0.40%         0.40%         0.40%
      Total Annual Expenses                                    1.55%         2.30%         2.05%         1.55%
        Fee Waivers/Reimbursements(6)                         (0.20)%       (0.45)%       (0.20)%       (0.20)%
      Net Annual Expenses                                      1.35%         1.85%         1.85%         1.35%

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                      What You Pay to Invest -- Fund Expenses 15

WHAT YOU PAY TO INVEST -- FUND EXPENSES
--------------------------------------------------------------------------------

The Fund may borrow for the purpose of acquiring additional income-producing investments when the Investment Manager believes that such use of borrowed proceeds will enhance the Fund's net yield.

(1) ING Pilgrim Securities will pay a sales commission for Class B and Class C Common Shares to authorized dealers from its own assets.

(2) Class B Common Shares repurchased by the Fund within five years after purchase will incur an EWC as follows: 3.0% during the first year after purchase; 2.5% during the second year after purchase; 2.0% during the third year after purchase; 1.5% during the fourth year; and 1.0% during the fifth year after purchase. Class C Common Shares repurchased by the Fund within the first year after purchase will incur a 1.00% EWC. See "Early Withdrawal Charge" under "Shareholder Guide." There is no EWC on Class Q Common Shares.

(3) Pursuant to its investment management agreement with the Fund, the Investment Manager is entitled to receive a fee of 0.80% of the Fund's Managed Assets. See "Investment Management and Other Services -- Investment Manager." Pursuant to its Administration Agreement with the Fund, the Administrator is entitled to receive a fee of 0.10% of the Fund's Managed Assets. See "Investment Management and Other Services - The Administrator."

(4) Because the distribution fees payable by Class B and Class C Common Shares may be considered an asset-based sales charge, long-term shareholders in those classes of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

(5) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

(6) The Investment Manager has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, subject to possible reimbursement to the Investment Manager within three years. The expense limit will continue through at least February 28, 2002. There is no guarantee that this waiver will continue after that date.

(7) ING Pilgrim Securities has agreed to waive 0.25% of the distribution fee for Class B Common Shares. Absent this waiver, the distribution fee is 0.75% of net assets. The expense waiver will continue through at least February 28, 2002. There is no guarantee that this waiver will continue after that date.

(8) Class B Common Shares automatically convert to Class A Common Shares eight years after purchase. See "Shareholder Guide."

16 What You Pay to Invest -- Fund Expenses

                                         WHAT YOU PAY TO INVEST -- FUND EXPENSES
--------------------------------------------------------------------------------

Examples

Example - No Repurchases*                                                  1 year     3 years     5 years     10 years
-------------------------                                                  ------     -------     -------     --------
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and where the Fund has borrowed an amount equal to 25% of its Managed Assets.
Class A Common Shares                                                       $35        $109         $185        $394
Class B Common Shares                                                       $40        $123         $210        $430
Class C Common Shares                                                       $40        $123         $210        $441
Class Q Common Shares                                                       $35        $109         $185        $394

Example - With Repurchases*                                                1 year     3 years     5 years     10 years
---------------------------                                                ------     -------     -------     --------

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and where the Fund has borrowed an amount equal to 25% of its Managed Assets.
Class A Common Shares                                                       $35        $109         $185        $394
Class B Common Shares                                                       $70        $143         $220        $430
Class C Common Shares                                                       $50        $123         $210        $441
Class Q Common Shares                                                       $35        $109         $185        $394

These hypothetical examples assume that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown (including expense waivers and reimbursements). The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Management and Other Services."

The foregoing examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

         * In the event the Fund has not borrowed, an investor would pay the following expenses based on the assumptions in the example:

         Example -- No Repurchases
         -------------------------

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and where the Fund has not borrowed.
         Class A Common Shares                                                  $14      $43      $ 74     $162
         Class B Common Shares                                                  $19      $58      $100     $204
         Class C Common Shares                                                  $19      $58      $100     $217
         Class Q Common Shares                                                  $14      $43      $ 74     $162

         Example -- With Repurchases
         ---------------------------

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and where the Fund has not borrowed.
          Class A Common Shares                                                 $14      $43      $ 74     $162
         Class B Common Shares                                                  $49      $78      $110     $204
         Class C Common Shares                                                  $29      $58      $100     $217
         Class Q Common Shares                                                  $14      $43      $ 74     $162

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

 What  You Pay to Invest -- Fund Expenses                                     17

SHAREHOLDER
GUIDE                                                     CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

PILGRIM PURCHASE OPTIONS

You may select from three separate classes of Common Shares: Class B, Class C and Class Q. (Class A Common Shares are available only upon conversion of Class B Common Shares or through an exchange of Class A Common Shares of certain Pilgrim Funds. Class A Common Shares are subject to a service fee of 0.25% of average annual net assets.)

Class B Common Shares

*   No front-end sales charge. All your money goes to work for you right away.

* Distribution and service (12b-1) fees of 0.75% of average annual net assets (subject to a 0.25% waiver of the distribution fee).(1)

*   An EWC, as described below.

* Automatic conversion to Class A Common Shares after eight years, thus reducing future annual expenses.

*   Minimum initial investment -- $1,000 (non-IRAs) and $250 (IRAs)

Class C Common Shares

*   No front-end sales charge. All your money goes to work for you right away.

*   Distribution and service (12b-1) fees of 0.75% of average annual net assets.

*   A 1% EWC on shares sold within one year of purchase.

* No automatic conversion to Class A Common Shares, so annual expenses continue at the Class C level throughout the life of your investment.

*   Minimum initial investment -- $1,000 (non-IRAs) and $250 (IRAs)

Class Q Common Shares

*   No front-end sales charge. All your money goes to work for you right away.

*   Service fee of 0.25% of average annual net assets.

* No automatic conversion to Class A Common Shares, so annual expenses continue at the Class Q level throughout the life of your investment.

*   Minimum initial investment -- $250,000

----------
1 ING Pilgrim Securities has agreed to waive 0.25% of the distribution fee for Class B Common Shares. Absent the waiver, the distribution fee is 0.75% of net assets. The expense waiver will continue through at least February 28, 2002.

When choosing between classes, you should carefully consider the comparison between the ongoing annual expenses and the EWC on each class of Common Shares. The relative impact of the ongoing annual expenses and the EWC will depend on the length of time a share is held. Higher fees mean that Class B and Class C Common Shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class Q Common Shares. You should discuss which class of Common Shares is right for you with your investment professional.

Distribution and Shareholder Service Fees

To pay for the cost of promoting the Fund and servicing your shareholder account, Class B and Class C Common Shares of the Fund have adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time, the fees will increase your cost of investing and may cost you more than paying other types of sales charges.

Early Withdrawal Charge

Class B and Class C Common Shares

Class B and Class C Common Shares are offered at their NAV per share without any initial sales charge. However, you may be charged an EWC on Class B and Class C Common Shares that you offer to the Fund for repurchase (and are repurchased) within a certain period of time after you bought them. The amount of the EWC is based on the NAV of the Common Shares at the time of purchase. There is no EWC on Common Shares acquired through the reinvestment of dividends and capital gains distributions. The EWCs are as follows:

Class B Common Shares

                                            EWC on shares
         Sold during                      being repurchased
         -----------                      -----------------
          1st year                                3.0%
          2nd year                                2.5%
          3rd year                                2.0%
          4th year                                1.5%
          5th year                                1.0%
          After 5th year                          none

         Class C Common Shares

                                            EWC on shares
         Sold during                      being repurchased
         -----------                      -----------------
          1st year                                1.0%
          After 1st year                          none

18 Shareholder Guide

                                                                     SHAREHOLDER
CHOOSING A SHARE CLASS                                                     GUIDE
--------------------------------------------------------------------------------

To keep your EWC as low as possible, each time you offer your Common Shares for repurchase, the Fund will first repurchase Common Shares in your account that are not subject to an EWC, and then will repurchase Common Shares that have the lowest EWC.

Waiver and Reinstatement Privilege

EWC Waivers

The EWC for Class B and Class C Common Shares will be waived in the following cases. (In determining whether an EWC is applicable, it will be assumed that Common Shares held in the shareholder's account that are not subject to such charge are repurchased first):

* The EWC on shares will be waived in the case of repurchase following the death or permanent disability of a shareholder. The waiver is available for total or partial repurchases of shares of the Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those Common Shares held at the time of death or initial determination of permanent disability.

* The EWC will also be waived in the case of a total or partial repurchase of Common Shares of the Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the EWC waiver relating to mandatory distributions. This waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service. The shareholder must notify the transfer agent either directly or through ING Pilgrim Securities, at the time of repurchase, that the shareholder is entitled to a waiver of the EWC. The EWC Waiver Form included in the New Account Application must be completed and provided to the transfer agent at the time of the repurchase request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.

Reinstatement Privilege

Shareholders who have had their Common Shares repurchased within the previous 90 days may purchase Fund Common Shares at NAV (at the time of reinstatement) in an amount up to the repurchase proceeds. Reinstated Common Shares will retain their original purchase date for purposes of the EWC. The amount of any EWC also will be reinstated.

To exercise this privilege, a written order for the purchase of new Common Shares must be received by the transfer agent or be postmarked within 90 days after the date of repurchase pursuant to the repurchase offer. This privilege can be used only once per calendar year. If a loss is incurred on the repurchase and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 19

SHAREHOLDER
GUIDE                                                       TRANSACTION POLICIES
--------------------------------------------------------------------------------

Net Asset Value

The NAV per Common Share of the Fund is determined once daily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV per Common Share is determined by dividing the value of the Fund's loan assets plus all cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and less the liquidation preference of any outstanding preferred shares) by the number of shares outstanding. The NAV per Common Share is made available for publication.

Valuation of the Fund's Assets

The assets in the Fund's portfolio are valued daily in accordance with the Fund's Valuation Procedures adopted by the Board of Trustees. A majority of the Fund's assets are valued using market quotations supplied by a third party loan pricing service. However, the loans in which the Fund invests are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the market value of loans may be based on infrequent and dated trades. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. For further information, see "Risk Factors and Special Considerations -- Limited Secondary Market for Senior Loans."

Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a "proxy" for changes in value.

The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the "proxy" procedure described above.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the "proxy" procedure described above. The Investment Manager may believe that the price for a loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that it believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Under these procedures, fair value is determined by the Investment Manager and monitored by the Fund's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following:

* the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;

* the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;

* the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects;

* information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans;

* the reputation and financial condition of the agent of the loan and any intermediate participants in the loans;

*   the borrower's management; and

* the general economic and market conditions affecting the fair value of the loan.

Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short term cash equivalent investments will be at amortized cost.

Exchange Privileges and Restrictions

The Fund is one of many funds managed by the Investment Manager. You may exchange shares of certain other Pilgrim Funds into Common Shares of the Fund. You may also move your investment in the Common Shares of the Fund into certain other Pilgrim Funds in conjunction with quarterly repurchases made by the Fund. In this case, rather than tendering your shares for cash, you would elect to have the dollar value of those Common Shares accepted for purchases of shares of the other Pilgrim Fund.

20 Shareholder Guide

                                                                     SHAREHOLDER
TRANSACTION POLICIES                                                       GUIDE
--------------------------------------------------------------------------------

The total value of shares being exchanged into the Fund must at least equal the minimum investment requirement applicable to the relevant class of Common Shares of the Fund, and the total value of shares being exchanged out of the Fund into other Pilgrim Funds must meet the minimum investment requirements of those products, as applicable. Exchanges of Common Shares are sales and may result in a gain or loss for federal and state income tax purposes. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

Classes of Shares Eligible for Exchange

Common Shares of Classes A, B, C and Q of the Fund may be exchanged for Classes A, B, C or Q Common Shares of any open-end Pilgrim Fund at NAV without payment of a sales charge on the exchange. Shareholders exercising the exchange privilege with any other Pilgrim Fund should carefully review the prospectus of that fund. Investors may obtain a copy of a prospectus of any other Pilgrim Fund by calling (800) 992-0180.

Early Withdrawal Charges on Exchanges

You are not required to pay an applicable EWC upon an exchange of Common Shares from the Fund to any other open-end Pilgrim Fund. However, if you exchange and subsequently redeem your shares, the EWC from the Fund (not the fund into which you exchanged your common shares) will apply. However, the time period for application of the EWC will be calculated based on the first date you acquired your Common Shares in the Fund, so that you get the benefit of the full period of time you owned your Common Shares of the Fund.

Small Account

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem through the quarterly repurchases, at NAV, the shares of any shareholder whose accounts (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share. The Fund reserves the right to increase minimum account size.

Account Access

Unless your Common Shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.pilgrimfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative, you may call the toll-free number listed above and select Option 2.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 21

SHAREHOLDER
GUIDE                                                                SUB-ADVISER
--------------------------------------------------------------------------------

As of its initial public offering, the Fund will offer Classes B, C and Q Common Shares at a price of $15.00 per share. Thereafter, the Fund intends to engage in a continuous public offering of its Common Shares at NAV, without an initial sales charge. The minimum initial investment in the Fund is $1,000 ($250 for IRAs) for Class B and Class C Common Shares and $250,000 for Class Q Common Shares. The minimum additional investment is $100 for an investment in Class B and Class C Common Shares. Common Shares may be purchased from certain financial services firms that have sales agreements with ING Pilgrim Securities ("Authorized Dealers"). Investors may be charged a fee for transactions made through a broker or agent.

                             Initial                         Additional
   Method                  Investment                        Investment
   ------                  ----------                        ----------

By Contacting         An investment
an Authorized         professional with an
Dealer                Authorized Dealer can

                      help you establish and
                      maintain your account.

By Mail               Visit or consult an              Visit or consult an
                      Authorized Dealer.               Authorized Dealer.
                      Make your check                  Fill out the Account
                      payable to the Pilgrim           Additions form
                      Senior Income Fund               included on the bottom
                      and mail it, along with          of your account
                      a completed New                  statement along with
                      Account Application, to          your check payable to
                      the address indicated            Pilgrim Senior Income
                      on the Application.              Fund and mail them in
                      Please indicate your             the envelope provided
                      Authorized Dealer on             with the account
                      the New Account                  statements. Remember
                      Application.                     to write your account
                                                       number on the check.

By Wire               Call the ING Pilgrim             Wire the funds in the
                      Operations Department            same manner described
                      at (800) 336-3436 to             under "Initial
                      obtain an account                Investment."
                      number and indicate
                      and Authorized Dealer
                      on the account.
                      Instruct your bank to
                      wire funds to:

                      State Street Bank and
                      Trust Company
                      ABA #101003621
                      Kansas City, MO
                      credit to:
                      Pilgrim Senior Income
                      Fund
                      A/C #751-8315; for
                      further credit to:
                      Shareholder A/C
                      #_______________
                      (A/C # you received
                      over the telephone)
                      Shareholder Name:
                      ________________
                      (Account Name)

                      After wiring funds you
                      must complete the New
                      Account Application and
                      send it to:

                      Pilgrim Funds
                      P.O. Box 219368
                      Kansas City, MO
                      64121-6368

22 Shareholder Guide

                                                                     SHAREHOLDER
HOW TO PURCHASE SHARES                                                     GUIDE
--------------------------------------------------------------------------------

The Fund reserves the right to liquidate sufficient Common Shares to recover annual transfer agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($250 for IRAs) for Class A, Class B or Class C Common Shares or $250,000 for Class Q Common Shares.

Price of Shares

Purchase and exchange orders for Common Shares of the Fund are effected at NAV, determined after the order is received by the transfer agent in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund Common Shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing Common Shares of the Fund will not be issued unless you request them in writing.

The Fund may, on occasion, suspend the continuous offering of its Common Shares. If this occurs, shareholders will still be permitted to reinvest dividends in additional Common Shares, and qualified plan investors will be permitted to continue making automatic contributions for additional Common Shares.

Pre-Authorized Investment Plan

You may establish a pre-authorized investment plan to purchase Common Shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact the Shareholder Servicing Agent at (800) 992-0180.

Retirement Plans

The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("State Street") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. State Street currently receives a $12 annual custodial fee for each social security number listed on the account for the maintenance of such accounts.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 23

SHAREHOLDER
GUIDE                                                          REPURCHASE OFFERS
--------------------------------------------------------------------------------

As a fundamental policy, which may not be changed without shareholder approval, the Fund will offer shareholders the opportunity to redeem their Common Shares on a quarterly basis in February, May, August, and November of each year. The dates by which repurchase offers must be accepted (the "Repurchase Request Deadline") will be 8:00 p.m. Eastern Time on the 10th business day of February, May, August, and November. It is anticipated that the first repurchase offer will be made to settle in August, 2001. Subject to exemptive relief from the SEC the Fund also intends to make repurchase offers with Repurchase Request Deadlines in the months of September, October, December, January, March, April, June and July on such further terms and conditions as may be required by the SEC. This also is a fundamental policy which may not be changed without shareholder approval. Although the Fund believes the requested relief is in the public interest and consistent with the protection of investors, there is no assurance that the requested relief will be granted or granted expeditiously.

The Fund is required to offer to repurchase between 5% and 25% of its Common Shares. Under normal market conditions, the Board of Trustees expects to authorize a 5% offer. The repurchase price will be the Fund's NAV determined not more than 14 calendar days following the Repurchase Request Deadline and payment for all Common Shares repurchased pursuant to these offers will be made not later than 7 calendar days after the repurchase pricing date. Under normal circumstances, it is expected that NAV will be determined on the Repurchase Request Deadline and payment for Common Shares tendered will be made within 7 calendar days after such deadline. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling 1-800-992-0180.

At least 21 days prior to the Repurchase Request Deadline the Fund will mail written notice to each shareholder setting forth (a) the number of Common Shares the Fund will repurchase, (b) the repurchase request deadline and other terms of the offer to repurchase, and (c) the procedures for shareholders to follow to request a repurchase. The Repurchase Request Deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Common Shares until a subsequent repurchase offer.

If more Common Shares are tendered for repurchase than the Fund has offered to repurchase, the Board of Trustees may, but is not obligated to, increase the number of Common Shares to be repurchased by 2% of the Fund's Common Shares outstanding. If there are still more Common Shares tendered than are offered for repurchase, Common Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation procedures in two situations:

    (a) the Fund may accept all Common Shares tendered by persons who own in the aggregate not more than a specified number of shares (not to exceed 100 Common Shares) before prorating shares tendered by others; or

    (b) the Fund may accept by lot Common Shares tendered by shareholders who tender all Common Shares held by them and who, when tendering, elect to have either all (or at least a minimum amount) or none accepted; however, the Fund first must accept all Common Shares tendered by shareholders who do not make this election.

Because of the foregoing, shareholders may be unable to liquidate all or a given percentage of their Common Shares and some shareholders may tender more Common Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw Common Shares tendered for repurchase at any time prior to the repurchase request deadline.

The Fund does not presently intend to deduct any repurchase fees, other than any applicable EWC, from the repurchase amount. However, in the future, the Board of Trustees may determine to charge a repurchase fee payable to the Fund reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fees will never exceed 2% of the proceeds of the repurchase. It should be noted that the Board of Trustees may implement repurchase fees without a shareholder vote.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund's portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund's portfolio through repurchases, without offsetting new sales, may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may borrow to meet repurchase obligations which entails certain risks and costs. See "Liquidity Requirements" below. The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value.

Suspension or Postponement of a Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which

24 Shareholder Guide

                                                                     SHAREHOLDER
REPURCHASE OFFERS                                                          GUIDE
--------------------------------------------------------------------------------

disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Notification is sent to shareholders until the Repurchase Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

The Fund intends to finance Repurchase Offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. There is some risk that the need to sell Senior Loans to fund Repurchase Offers may affect the market for those Senior Loans. In turn, this could diminish the Fund's NAV.

Redemption

In order to permit the Fund to repurchase Common Shares, the terms of any borrowing or other indebtedness issued by the Fund, as well as the terms of any preferred shares, must either mature by the next Repurchase Request Deadline or provide for their redemption, call or repayment by the next Repurchase Request Deadline without penalty or premium. Although the Fund ordinarily does not expect to redeem any senior security, including preferred shares, it may be required to redeem such securities if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                                            Shareholder Guide 25

INVESTMENT
MANAGEMENT AND
OTHER SERVICES
--------------------------------------------------------------------------------

Investment Manager

ING Pilgrim Investments, LLC (the "Investment Manager" or "ING Pilgrim Investments") serves as Investment Manager to the Fund and has overall responsibility for the management of the Fund under the general supervision of the Board of Trustees. Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Fund and the Investment Manager have entered into an Investment Management Agreement that requires ING Pilgrim Investments to provide all investment advisory and portfolio management services for the Fund. It also requires ING Pilgrim Investments to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. ING Pilgrim Investments provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim Investments can be canceled by the Board of Trustees upon 60 days' written notice.

ING Pilgrim Investments is an indirect wholly-owned subsidiary of ING Groep, N.V. (NYSE: ING). ING Groep is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with nearly 100,000 employees. Organized in December 1994, the Investment Manager is registered as an investment adviser with the SEC. The Investment Manager serves as investment manager to 38 open-end funds, two closed-end funds (including the Fund), 15 variable annuity funds, and other institutional and privately managed accounts, and has assets under management of approximately $19.3 billion as of December 31, 2000.

The Investment Manager bears its expenses of providing the services described above. The Investment Manager currently receives from the Fund an annual fee, paid monthly, of 0.80% of the Fund's Managed Assets.

The Fund pays all operating and other expenses of the Fund not borne by ING Pilgrim Investments including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing repurchase offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Fund also pays all taxes imposed on it and all brokerage commissions and loan-related fees.

Portfolio Management. The Fund is managed by a portfolio management team consisting of the following individuals.

Daniel A. Norman is Senior Vice President, Treasurer and Co-Senior Portfolio Manager of the Fund. He also serves as Senior Vice President and Co-Senior Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans. Mr. Norman has served Pilgrim Prime Rate Trust in various capacities from September 1996 to the present. Mr. Norman is a Senior Vice President of ING Pilgrim Investments (since December 1995). Mr.
Norman has served as an officer of other affiliates of ING Pilgrim Capital Corporation, LLC since February 1992. Mr. Norman co-manages the Fund with Jeffrey A. Bakalar.

Jeffrey A. Bakalar is Senior Vice President and Co-Senior Portfolio Manager of the Fund. He also serves as Senior Vice President and Co-Senior Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans. Mr. Bakalar has served Pilgrim Prime Rate Trust in various capacities from February 1998 to the present. Prior to joining ING Pilgrim Investments, Mr. Bakalar was Vice President of The First National Bank of Chicago (July 1994-January 1998) and Corporate Finance Officer of the Securitized Products Group of Continental Bank (November 1993-July 1994). Mr. Bakalar co-manages the Fund with Daniel A. Norman.

Curtis F. Lee is Senior Vice President and Chief Credit Officer of the Fund. He also serves as Senior Vice President and Chief Credit Officer of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since December 1999. Mr. Lee is a Vice President of ING Pilgrim Investments (since August 1999). Prior to joining ING Pilgrim Investments, Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992-1999).

Robert L. Wilson is Portfolio Manager of the Fund. He has also serves as Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since July 1998. Mr. Wilson is a Vice President of ING Pilgrim Investments (since July 1998). Prior to joining ING Pilgrim Investments, Mr. Wilson was a Vice President of Bank of Hawaii (May 1997-June 1998); Vice President of Union Bank of California (November 1994-May
1997); and Vice President of Bank of California (October 1990-November 1994).

Michel Prince, CFA, is Portfolio Manager of the Fund. He also serves as Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since May 1998. Mr. Prince is a Vice President of ING Pilgrim Investments (since May 1998). Prior to joining ING Pilgrim Investments, Mr. Prince was Vice President of Rabobank International, Chicago Branch (July 1996-April 1998) and Vice President of Fuji Bank, Chicago Branch (April 1992-July 1996).

Jason T. Groom is Portfolio Manager of the Fund. He also serves as Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since July 1998. Mr. Groom is a Vice President of ING Pilgrim Investments (since June 2000). He served as an Assistant Vice President from July 1998 to May 2000. Prior to joining ING Pilgrim Investments, Mr. Groom was an Associate in the Corporate Finance Group of NationsBank (January 1998-June 1998); Assistant Vice President, Corporate Finance Group of The Industrial Bank of Japan Limited (August 1995-December 1997); and an Associate in the Corporate Finance Group of The Long-Term Credit Bank of Japan Limited (August 1994-August 1995). He received a Masters in International Management degree from the American Graduate School of International Management in 1993, and a BA in Economics from the University of Arizona in 1992.

26 Investment Management and Other Services

                                                                      INVESTMENT
                                                                  MANAGEMENT AND
                                                                  OTHER SERVICES
--------------------------------------------------------------------------------

Charles E. Lemieux, CFA, is Assistant Portfolio Manager of the Fund. He also serves as Assistant Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since July 1998. Mr. LeMieux is a Vice President of ING Pilgrim Investments (since June 2000). He served as an Assistant Vice President of ING Pilgrim Investments from July 1998 to May 2000. Prior to joining ING Pilgrim Investments, Mr. LeMieux was Assistant Treasurer Cash Management with Salt River Project (October 1993-June 1998) and Senior Metals Trader/Senior Financial Analyst with Phelps Dodge Corporation (January 1992-October 1993). Mr. LeMieux is a Chartered Financial Analyst.

Mark F. Haak is Assistant Portfolio Manager of the Fund. He also serves as Assistant Portfolio Manager of Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since June 1999. Mr. Haak is an Assistant Vice President of ING Pilgrim Investments (June 1999). Prior to joining ING Pilgrim Investments, Mr. Haak was Assistant Vice President, Corporate Banking with Norwest Bank (December 1997 - June 1998); Lead Financial Analyst and Portfolio Manager for Bank One AZ, N.A. (May 1996 - December 1997); and Credit Manager, Norwest Financial (May 1994 - May 1996). Mr. Haak also received a masters degree from the University of Notre Dame (May 1999) and a bachelors degree from Marquette University (May 1994).

William F. Nutting, Jr. is Senior Portfolio Analyst of the Fund and Secondary Loan Trader for the Fund. He also serves as a Senior Portfolio Analyst and a Secondary Loan Trader for Pilgrim Prime Rate Trust, another closed-end fund that invests primarily in Senior Loans, since November 1999. Mr. Nutting is an Assistant Vice President of ING Pilgrim Investments (since December 1999) and joined ING Pilgrim Group in July 1995 as an Operations Associate. Prior to joining ING Pilgrim Group, Mr. Nutting received a bachelors degree from Arizona State University (December 1994).

The Administrator

The Administrator of the Fund is ING Pilgrim Group, LLC. ("ING Pilgrim Group"). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Investment Manager.

Under an Administration Agreement between ING Pilgrim Group and the Fund, ING Pilgrim Group administers the Fund's corporate affairs subject to the supervision of the Board of Trustees of the Fund. In that connection, ING Pilgrim Group monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Fund's repurchase offers portfolio. ING Pilgrim Group also furnishes the Fund with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. ING Pilgrim Group also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below). The Administrator has authorized all of its officers and employees who have been elected as Trustees or officers of the Fund to serve in the latter capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.

The Fund pays ING Pilgrim Group an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Pilgrim Group is entitled to receive a fee at an annual rate of 0.10% of the Fund's Managed Assets.

Transfer Agent, Dividend Disbursing Agent and Registrar

The transfer agent, dividend disbursing agent and registrar for the Common Shares is DST Systems, Inc. ("DST"), whose principal business address is 330 West 9th Street, Kansas City, Missouri 64105.

Custodian

The Fund's securities and cash are held and maintained under a Custody Agreement and a Recordkeeping Agreement with State Street Bank and Trust Company, whose principal place of business is 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                     Investment Management and Other Services 27

PLAN OF
DISTRIBUTION
--------------------------------------------------------------------------------

The Fund has entered into a Distribution Agreement with ING Pilgrim Securities. Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell Common Shares of the Fund from time to time through certain broker-dealers which have entered into selected dealer agreements with ING Pilgrim Securities. The Common Shares will be offered on a continuous basis. Common Shares may be purchased at NAV after the commencement of operations of the Fund.

ING Pilgrim Securities will compensate broker-dealers participating in the offering at a rate of 3.0% of the gross sales price per share for Class B Common Shares and 1.0% of the gross sales price per share for Class C Common Shares purchased from the Fund by such broker-dealer. No commission is paid on Class A and Class Q Common Shares.

Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made. Unless otherwise indicated in a prospectus supplement, ING Pilgrim Securities as underwriter will act as underwriter on a reasonable efforts basis.

The Fund will bear the expenses of the Offering. These expenses include, but are not limited to, the expense of preparation of the prospectus and SAI for the Offering, the expense of counsel and auditors in connection with the Offering, and other similar expenses.

USE OF PROCEEDS
--------------------------------------------------------------------------------

It is expected that the net proceeds of the Offering will be invested in Senior Loans and other securities consistent with the Fund's investment objective and policies no more than three months after commencement of the Offering, after payment of organizational and offering expenses by the Fund. The time frame for these investments will depend on the availability of Senior Loans and other relevant conditions. Pending such investment, the Fund will invest the net proceeds of this Offering in investment grade short-term or medium-term debt obligations.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Distribution Policy

Income dividends on Common Shares are calculated and declared daily and paid monthly under guidelines approved by the Board of Trustees.The Fund may make one or more annual payments from any realized capital gains, if any.

Dividend Reinvestment

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional Common Shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C or Q Common Shares of the Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may upon written request elect to have all dividends invested into pre-existing Class A account of any open-end Pilgrim Fund.

28 Plan of Distribution

                                                              DESCRIPTION OF THE
                                                                            FUND
--------------------------------------------------------------------------------

The Fund was organized as a Delaware business trust on December 15, 2000, and is registered with the SEC as a continuously-offered, diversified, closed-end management investment company that makes quarterly repurchase offers for its Common Shares, subject to certain conditions. The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest classified as Common Shares, and an unlimited number of shares of beneficial interest classified as preferred shares. ING America Insurance Holdings Inc., 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327, an affiliate of the Investment Manager, owns shares of the Fund's Class Q Common Shares, which it purchased at an aggregate price of $200,000,000, prior to the offering of Common Shares to the public. As the sole holder of voting shares of the Fund as of April 1, 2001, it is a control person of the Fund and will remain so until such time as it owns 25% or less of the outstanding Common Shares of all classes.

Under Delaware law, Fund shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. As an added protection, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. The Fund's Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

The Declaration of Trust provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund. It also provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Dividends, Voting and Liquidation Rights

Each Common Share of the Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. Matters such as approval of new advisory agreements and changes in a fundamental policy of the Fund require the affirmative vote of all shareholders. Matters affecting a certain class of the Fund will be voted on by shareholders of that particular class.

All Common Shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights (other than the automatic conversion of Class B Common Shares to Class A Common Shares after eight years) applicable to any of the Common Shares. Common Shares do not have cumulative voting rights and, as such, holders of more than 50% of the Common Shares voting for trustees representing the holder of Common Shares can elect all trustees representing the holders of Common Shares and the remaining shareholders would not be able to elect any such trustees.

In the event preferred shares are outstanding, holders of preferred shares, voting as a separate class, are entitled to elect (1) two trustees of the Fund at all times and (2) a majority of the trustees if at any time dividends on are unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. In all other cases, trustees will be elected by holders of Common Shares voting separately as a single class.

Subject to the voting rights described, the Fund may not, among other things, without the approval of the holders of a majority of the outstanding preferred shares, voting as a separate class, approve any plan of reorganization adversely affecting preferred shares. In addition, the Fund may not, without the affirmative vote of the holders of at least a majority of the outstanding preferred shares, voting as a separate class: (a) authorize, create or issue additional preferred shares or classes or series of preferred shares ranking prior to or on a parity with preferred shares with respect to the payment of dividends or the distribution of assets upon liquidation; (b) amend, alter or repeal the provisions of the Declaration of Trust, the Bylaws of the Fund or any Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such preferred shares or the holders thereof; or (c) change or adjust any investment restrictions of the Fund that are designated as fundamental by the Prospectus or SAI.

When the Fund has any preferred shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares of a series of, or in options, warrants or rights to subscribe for or purchase, Common Share) in respect of Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on preferred shares; (2) it has redeemed any preferred shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets asset coverage requirements set forth in the Declaration of Trust or any Certificate of Designation.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                                      Description of the Fund 29

DESCRIPTION OF THE
FUND
--------------------------------------------------------------------------------

Status of Shares

The following table sets forth information about the Fund's outstanding Common Shares as of the date of this prospectus:

         (1)                   (2)                (3)                (4)
                                            Amount Held by    Amount Outstanding
                                            Registrant or    Exclusive of Amount
   Title of Class      Amount Authorized   for its Account     Shown Under (3)
   --------------      -----------------   ---------------     ---------------
Class Q Common Shares    Common Shares            0

Fundamental and Non-Fundamental Policies of the Fund

The investment objective of the Fund, certain policies of the Fund specified herein as "fundamental" and the investment restrictions of the Fund described in the SAI are fundamental policies of the Fund and may not be changed without a "Majority Vote" of the shareholders of the Fund. The term "Majority Vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. All other policies of the Fund may be modified by resolution of the Board of Trustees of the Fund.

30 Description of the Fund

                                                                  DESCRIPTION OF
                                                               CAPITAL STRUCTURE
--------------------------------------------------------------------------------

Common Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Whenever preferred shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (as determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund is required to comply with the other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements include asset coverage tests more stringent than under the 1940 Act. See "Preferred Shares" below.

Borrowings

The Fund's Declaration of Trust authorizes the Fund, without the prior approval of holders of Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise granting a security interest in the Fund's assets. See "Borrowings by Fund."

Preferred Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of a class of beneficial interest with preference rights, including preferred shares, having a par value $.01 per share, in one or more series, with rights as determined by the Board of Trustees in consultation with the Investment Manager, by action of the Board of Trustees without the approval of the holders of Common Shares or other series of outstanding preferred shares. The preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board of Trustees in consultation with the Investment Manager may determine and as are set forth in the Fund's Certificate of Designation establishing the terms of the preferred shares.

Any decision to offer preferred shares is subject to market conditions and to the Board of Trustees' and the Investment Manager's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shares described in this prospectus for long-term investors. The terms of the preferred shares will be determined by the Board of Trustees in consultation with the Investment Manager (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes a preferred shares offering. It is expected, at least initially, that the preferred shares would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days) and would provide for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred shares will likely be as stated below.

Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets measured immediately after issuance of the preferred shares. "Liquidation value" means the original purchase price, less the value of any senior securities representing indebtedness then outstanding, of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

The preferred shares have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                             Description of Capital Structure 31

TAX MATTERS
--------------------------------------------------------------------------------

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long a shareholder has held the Fund's Common Shares or whether the shareholder elects to receive distributions in cash or reinvest them in additional Fund's Common Shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to a shareholder at his or her long-term capital gains rate.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder's dividend and capital gains distributions.

If a shareholder invests through a tax-deferred account, such as a retirement plan, the shareholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and shareholders should consult a tax adviser about investment through a tax-deferred account.

There may be tax consequences to a shareholder if the shareholder sells Fund's Common Shares. A shareholder will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the shareholder holds those Common Shares. If a shareholder exchanges shares, the shareholder may be treated as if he or she sold them. Shareholders are responsible for any tax liabilities generated by their own transactions.

If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders all Common Shares of the Fund that he or she owns or is considered to own, the shareholder may realize a taxable gain or loss. This gain or loss will be treated as capital gain or loss if the Fund's Common Shares are held as capital assets and will be long-term or short-term depending upon the shareholder's holding period for the Common Shares. If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders fewer than all of the Common Shares of the Fund that he or she owns or is considered to own, the redemption may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earning and profits and the shareholder's basis in the tendered Common Shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered Common Shares, and all or a portion of that deemed distribution may be taxable as a dividend.

As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to a shareholder if the shareholder fail to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

32 Tax Matters

                                                               MORE INFORMATION
--------------------------------------------------------------------------------

Legal Matters

The validity of the Common Shares offered hereby will be passed on for the Fund by Dechert, 1775 Eye Street, NW, Washington, DC and 30 Rockefeller Plaza New York, NY 10112, counsel to the Fund.

Auditors

KPMG LLP serves as independent auditors for the Fund. The auditors' address is 355 South Grand Avenue, Los Angeles, California 90071.

Registration Statement

The Fund has filed with the SEC, Washington, DC, a Registration Statement under the Securities Act, relating to the Common Shares offered hereby. For further information with respect to the Fund and its Common Shares, reference is made to such Registration Statement and the exhibits filed with it.

Shareholder Reports

The Fund issues reports that include financial information to its shareholders at least semi-annually.

        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                                             More Information 33

FINANCIAL
HIGHLIGHTS              FOR THE PERIOD DECEMBER 15, 2000(2) TO FEBRUARY 28, 2001
--------------------------------------------------------------------------------

For the period ended February 28, 2001, the information in the table below has been audited by KPMG LLP, independent auditors.

Per Share Operating Performance:
Net asset value, beginning of period                                    $ 10.00
Net investment income                                                      0.09
Net realized and unrealized gain on investments                            0.09
                                                                        -------
Increase in net asset value from investment operations                     0.18
                                                                        -------
Net asset value, end of period(4)                                       $ 10.18
                                                                        =======

Total return(3)                                                            1.80%

Ratios/Supplemental Data:
Net Assets, end of period (000's)                                       $94,096
Ratio of expenses to average net assets(1)                                 1.85%
Ratio of net investment income to average net assets(1)                    7.00%
Portfolio turnover rate                                                      11%
Shares outstanding at end of period (000's)                               9,243

----------
(1) Annualized.

(2) Inception date of the Fund.

(3) Total return information for periods of less than one year is not annualized.

(4) Market value is deemed equal to net asset value as of the end of the period.

34 Financial Highlights

                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Objective ......................................................   3
Investment Restrictions ...................................................   3
Repurchase Offer Fundamental Policy .......................................   4
Additional Information About Investments and Investment Techniques.........   5
Trustees and Officers .....................................................  12
Code of Ethics ............................................................  16
Investment Management and Other Services ..................................  16
Portfolio Transactions ....................................................  18
Liquidity Requirements ....................................................  19
Net Asset Value ...........................................................  19
Federal Taxation ..........................................................  21
Advertising and Performance Data ..........................................  25
General Information........................................................  26
Financial Statements ......................................................  27


        [GRAPHIC OMITTED] If you have any questions, please call 1-800-992-0180.

                                          Statement of Additional Information 35

                           PILGRIM SENIOR INCOME FUND
            7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258
                                 (800) 992-0180

              500,000 Class A Common Shares of Beneficial Interest
             1,000,000 Class B Common Shares of Beneficial Interest 7,750,000 Class C Common Shares of Beneficial Interest
              750,000 Class Q Common Shares of Beneficial Interest


FUND ADVISORS AND AGENTS

INVESTMENT MANAGER
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258

ADMINISTRATOR
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, AZ 85258

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

INDEPENDENT AUDITORS
KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

DISTRIBUTOR
ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64121-9368

LEGAL COUNSEL
Dechert
1775 Eye Street, NW
Washington, DC 20006

30 Rockefeller Plaza
New York, NY10112

INSTITUTIONAL INVESTORS AND ANALYSTS
Call Pilgrim Senior Income Fund
1-800-336-3436


The Fund has not authorized any person to provide you with any information or to make any representations other than those contained in this prospectus in connection with this offer. You should rely only on the information in this prospectus or other information to which we have referred you. This prospectus is not an offer to sell or the solicitation of any offer to buy any security other than the Common Shares offered by this prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the Common Shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such an offer or solicitation. The delivery of this prospectus or any sale made pursuant to this prospectus does not imply that the information contained in this prospectus is correct as of any time after the date of this prospectus. However, if any material change occurs while this prospectus is required by law to be delivered, this prospectus will be amended or supplemented.

                            PROSPECTUS APRIL 2, 2001

1940 Act File No. 811-10223

                           PILGRIM SENIOR INCOME FUND

                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 2, 2001

     Pilgrim Senior Income Fund (the "Fund") is a newly-organized, closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of monthly income. There is no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its total assets in higher yielding, U.S. dollar denominated, adjustable rate secured senior loans made only to borrowers that are corporations or other business entities organized under U.S. law or located in the U.S. ("Senior Loans"). The Fund will continuously offer its shares to the public and conduct quarterly repurchase offers for its shares. Subject to receiving exemptive relief from the Securities and Exchange Commission, the Fund also intends to make monthly repurchase offers. Although the Fund believes the requested relief is in the public interest and consistent with the protection of investors, there is no assurance that the requested relief for monthly repurchases will be granted or granted expeditiously. The Fund is managed by ING Pilgrim Investments, LLC (the "Investment Manager").

     This Statement of Additional Information ("SAI") relating to this offering does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated April 2, 2001. This SAI does not include all information that a prospective investor should consider before purchasing shares in this offering, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling the Investment Manager at (800) 992-0180.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVE ......................................................   3
INVESTMENT RESTRICTIONS ...................................................   3
REPURCHASE OFFER FUNDAMENTAL POLICY .......................................   4
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES.........   5
TRUSTEES AND OFFICERS .....................................................  12
CODE OF ETHICS ............................................................  16
INVESTMENT MANAGEMENT AND OTHER SERVICES ..................................  16
PORTFOLIO TRANSACTIONS ....................................................  18
LIQUIDITY REQUIREMENTS ....................................................  19
NET ASSET VALUE ...........................................................  19
FEDERAL TAXATION ..........................................................  21
ADVERTISING AND PERFORMANCE DATA ..........................................  25
GENERAL INFORMATION........................................................  26
FINANCIAL STATEMENTS ......................................................  27

     The  prospectus  and  SAI  omit  certain   information   contained  in  the
registration statement filed with the Securities and Exchange Commission ("Commission" or "SEC"), Washington, DC. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office for no charge. The registration statement is also available on the Commission's website (www.sec.gov).

                              INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide investors with a high level of monthly income. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its total assets in higher yielding, U.S. dollar denominated, adjustable rate secured senior loans made only to borrowers that are corporations or other business entities organized under U.S. laws or located in the U.S. ("Senior Loans"). The Fund can also invest up to 20% of its total assets in other investments, including unsecured loans, subordinated loans, corporate debt securities, loans to foreign borrowers, equity securities incidental to its investment in loans and other investment companies such as money market funds. Under normal circumstances, the Fund may also invest up to 10% of its total assets in cash and short-term instruments. During periods when, in the opinion of the Fund's Investment Manager, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or in short-term instruments.

                             INVESTMENT RESTRICTIONS

     The Fund operates under a number of investment policies and restrictions. Certain investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of a majority of the Fund's outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. In accordance with the Investment Company Act of 1940 Act, as amended (the "1940 Act"), a majority of the Fund's outstanding securities means the lesser of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares. The following investment restrictions have been designated as fundamental policies. The Fund will not:

1. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money or issuing preferred shares in amounts not exceeding the asset coverage tests established by Section 18(f) of the 1940 Act or as otherwise permitted by law.

2.   Invest more than 25% of its total assets in any industry.

3. Make investments in any one issuer other than U.S. government securities if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue, except that up to 25% of the Fund's total assets may be invested without regard to the foregoing restrictions. For the purpose of the foregoing restriction, the Fund will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. In addition, with respect to a loan under which the Fund does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Fund will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Fund acquires a loan) to be an issuer of the loan.

4. Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating loans.

5. Purchase or sell equity securities, real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities as well as other assets, such as real estate and real estate mortgage loans.)

6. Make loans of money or property to any person, except that the Fund may (i) make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan consistent with its investment objective and policies.; (ii) lend portfolio instruments; and (iii) acquire securities subject to repurchase agreements.

7. Make investments on margin, hypothecate, mortgage or pledge any of its assets except for the purpose of providing security for borrowings as described above in paragraph 1 and then only in an amount up to 33 1/3%.

     If a percentage restriction set forth in paragraphs 2, 3 or 7 above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Fund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

     There is no limitation on the percentage of the Fund's total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Fund invests in such instruments, the Fund's portfolio should be considered illiquid. The extent to which the Fund invests in such instruments may affect its ability to realize the net asset value ("NAV") of the Fund.

                       REPURCHASE OFFER FUNDAMENTAL POLICY

     The Board of Trustees has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly Repurchase Offers and, subject to exemptive relief from the Securities and Exchange Commission (the "Commission"), conduct monthly Repurchase Offers. Although the Fund believes the requested relief is in the public interest and consistent with the protection of investors, there is no assurance that the requested relief for monthly repurchases will be granted or granted expeditiously.

     The Repurchase Offer Fundamental Policy states that the Fund will make Repurchase Offers at periodic intervals of three months between Repurchase Request Deadlines, such Repurchase Request Deadlines initially to be on a business day in the months of February, May, August and November determined by the Board of Trustees. The Repurchase Offer Fundamental Policy also provides that the Pricing Date will be no later than 14 calendar days after each Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day). If the requested exemptive relief for monthly Repurchase Offers is granted by the Commission, the Fund intends to make Repurchase Offers with Repurchase Request Deadlines in the months of September, October, December, January, March, April, June and July on such further terms as may be required by the Commission.

    The Repurchase Offer Fundamental Policy may be changed only with approval of a majority of the Fund's outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class.

     The first Repurchase Offer is scheduled to be made and settled in August, 2001.

                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                            AND INVESTMENT TECHNIQUES

     Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

EQUITY SECURITIES

     In connection with its purchase or holding of interests in loans, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Fund will acquire such interests only as an incident to the intended purchase or ownership of loans or in connection with a reorganization of a borrower. The Fund normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

INTEREST RATES AND PORTFOLIO MATURITY

     Interest rates on loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the Prime Rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Investment Manager believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate.

     Loans in which the Fund invests typically have interest rates which reset at least quarterly and may reset as frequently as daily. The maximum duration of an interest rate reset on any loan in which the Fund can invest is one year. Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less. The Fund's portfolio of loans will ordinarily have a dollar-weighted average time until the next interest rate adjustment of 90 days or less, although the time may exceed 90 days. The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of loans.

     Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

     In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

     During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates.

     Market interest rate changes may also cause the Fund's NAV to experience moderate volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

     Finally, to the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

CHANGES TO NAV

     The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the borrowers on the loans in which the Fund invests. See "Credit Risk on Senior Loans." "Changes" in market interest rates may also have a moderate impact on the Fund's NAV. See "Interest Rate Risk." Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets.

OTHER INVESTMENTS

     Assets not invested in Senior Loans will generally consist of unsecured loans, subordinated loans, corporate debt securities, loans to foreign borrowers, cash or short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the Prime Rate, commercial paper rates, the federal funds rate or LIBOR), equity securities and warrants acquired in connection with investment in or restructuring of a loan and other instruments as described under "Additional Information About Investments and Investment Techniques" and other investment companies such as money market funds. Short-term debt instruments may include (i) commercial paper rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc., or of comparable quality as determined by the Investment Manager, (ii) certificates of deposit, bankers' acceptances, and other bank deposits and obligations, and
(iii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund may invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the judgment of the Investment Manager, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash.

REPURCHASE AGREEMENTS

     In general, the Fund does not engage, nor does it intend to engage in the foreseeable future, in repurchase agreements. The Fund has the ability, however, pursuant to its investment objective and policies, to enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System, member firms of the New York Stock Exchange ("NYSE") or other entities determined by the Investment Manager to be creditworthy. When participating in repurchase agreements, the Fund buys securities from a vendor, E.G., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at an agreed upon price at a later date. The Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Investment Manager will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund to enforce the terms of the repurchase agreement is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Manager will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     In general, the Fund does not engage, nor does it intend to engage in the foreseeable future, in reverse repurchase agreements. The Fund has the ability, however, pursuant to its investment objective and policies, to enter into reverse repurchase agreements. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser to sell the security back to the Fund at an agreed upon price on an agreed upon date. Reverse repurchase agreements will be considered borrowings by the Fund, and as such are subject to the restrictions on borrowing. Borrowings by the Fund create an opportunity for greater total return, but at the same time, increase exposure to capital risk. The Fund will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to the reverse repurchase agreements. The Fund will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Commission require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.

LENDING LOANS AND OTHER PORTFOLIO INSTRUMENTS

     In general, the Fund does not engage, nor does it intend to engage in the foreseeable future, in lending loans to generate additional income. The Fund has the ability, however, to lend its portfolio securities including an interest in a loan, in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Manager. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

     The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Fund has the right to call a loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the loan will be for the account of the Fund.

     The Fund may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned, (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (I.E., the value of the loan is "marked to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and increase in their market value. The Fund may lend its portfolio instruments to member banks of the Federal Reserve System, members of the NYSE or other entities determined by the Investment Manager to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Investment Manager, and will be considered in making decisions with respect to the lending of portfolio instruments.

     The Fund may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with loaned securities, but if a material event were to occur affecting such a loan, the Fund will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Fund's rights as a creditor. However, the loans will be made only to firms deemed by the Investment Manager to be of good financial standing and when, in the judgment of the Investment Manager, the consideration which can be earned currently from loans of this type justifies the attendant risk.

ORIGINATING LOANS

     Although the Fund does not act, nor does it intend to act in the foreseeable future, as an "agent" in originating and administering a loan on behalf of all lenders or as one of a group of "co-agents" in originating loans, it does have the ability to do so. The agent for a loan is required to administer and manage the loan and to service or monitor the collateral. The agent is also responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower's financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.

     Lenders generally rely on the agent to collect their portion of the payments on a loan and to use the appropriate creditor remedies against the borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.

     When the Fund is an agent, it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders, if any, assumes all risks associated with the loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

     Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower. Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower's default on a loan, the loan agreements provide that the lenders do not have recourse against the Fund for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.

     Acting in the capacity of an agent in a loan may subject the Fund to certain risks in addition to those associated with the Fund's current role as lender. An agent is charged with the above described duties and responsibilities to lenders and borrowers subject to the terms of the loan agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the loan agreement may expose the Fund to liability for breach of contract. If a relationship of trust is found between the agent and the lenders, the agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Fund will invest no more than 10% of its total assets in loans in which it acts as agent or co-agent and the size of any individual loan will not exceed 5% of the Fund's total assets.

ADDITIONAL INFORMATION ON LOANS

     Loans in which the Fund invests are typically made to business borrowers to finance leveraged buyouts, recapitalizations, mergers, stock repurchases and to finance internal growth. Such loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, I.E., the agent has the right to call the loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents. Under certain interests in loans, the Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

     In a typical interest in a loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor loan covenants, and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a loan. The agent is compensated for these services by the borrower as set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the loan and/or an ongoing fee or other amount.

     The loan agreements in connection with loans set forth the standard of care to be exercised by the agents on behalf of the lenders and usually provide for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

     The Fund believes that the principal credit risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan. The Fund may incur additional credit risk, however, when the Fund acquires a participation in a loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired. However, in acquiring loans, the Fund conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long-term debt of all such participants is rated "BBB" or better by Standard & Poor's ("S&P") or "Baa" or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating by another nationally recognized rating service. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least "A-1" by S&P or "P-1" by Moody's. In the absence of such rated long-term debt or rated commercial paper, the Fund may acquire participations in loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Investment Manager under the supervision of the Trustees. The Fund also diversifies its portfolio with respect to lenders from which the Fund acquires loans. See "Investment Restrictions."

     Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Fund generally holds loans to maturity unless it has become necessary to sell them to satisfy any shareholder tender offers or to adjust the Fund's portfolio in accordance with the Investment Manager' view of current or expected economic or specific industry or borrower conditions.

     Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Fund.

     Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by the Fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

     Under a loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash, accounts receivable, inventory, property, plant and equipment, both common and preferred stock in its subsidiaries, trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral. In some instances, a loan may be secured only by stock in a borrower or its affiliates. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

     The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing.

     In order to allow national banks to purchase shares of the Fund for their own accounts without limitation, the Fund invests only in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of the U.S. Code Title 12. National banks which are contemplating purchasing shares of the Fund for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to such purchases.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES. The Fund is governed by its Board of Trustees. The Trustees and Officers of the Fund are listed below.

     Mary A. Baldwin. (age 61) Advisory Board Member. Realtor, Coldwell Banker Success Realty (formerly, the Prudential Arizona Realty) for more than the last five years. Ms Baldwin is also Vice President, United States Olympic Committee (November 1996-Present), and formerly Treasurer, United States Olympic Committee (November 1992-November 1996). Ms. Baldwin is also a Director, Trustee, or a member of the Advisory Board of each of the funds managed by the Investment Manager.

     Paul S. Doherty. (Age 66) Trustee. President, of Doherty, Wallace, Pillsbury and Murphy, P.C., Attorneys. Mr. Doherty was formerly a Director of Tambrands, Inc. (1993 - 1998). Mr. Doherty is also a Director or Trustee of each of the funds managed by the Investment Manager.

     Alan L. Gosule. (Age 59) Trustee. Partner of Clifford Chance Rogers & Wells LLP (since 1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc., Simpson Housing Limited Partnership, Home Properties of New York, Inc. and Colonnade Partners. Mr. Gosule is also a Director or Trustee of each of the funds managed by the Investment Manager.

     Walter H. May. (Age 64) Trustee. Retired. Mr. May was formerly Managing Director and Director of Marketing for Piper Jaffray, Inc. Mr. May is also a Director or Trustee of each of the funds managed by the Investment Manager.

     *Thomas McInerney (Age 44) Trustee. General Manager and Chief Executive Officer of ING U.S. Worksite Financial Services (since December 2000). Mr. McInerney was formerly President of Aetna Financial Services (August 1997 - December 2000), head of National Accounts and Core Sales and Marketing for Aetna U.S. Healthcare (April 1996 - March 1997), head of Corporate Strategies for Aetna Inc. (July 1995 - April 1996), and held a variety of line and corporate staff positions since 1978. Mr. McInerney is a member of the Board National Commission on Retirement Policy, the Governor's Council on Economics Competitiveness and Technology of Connecticut, the Board of Directors of the Connecticut Business & Industry Association, the Board of Trustees of The Bushnell, the Board for The Connecticut Forum, and the Board of the MetroHartford Chamber of Commerce, and is Chairman of Concerned Citizens for Effective Government. Mr. McInerney is also a Director or Trustee of each of the funds managed by the Investment Manager.

     Jock Patton. (Age 55) Trustee. Private Investor. Director of Hypercom Corporation (since January 1999), and JDA Software Group, Inc. (since January 1999), Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998); and a President and co-owner of StockVal, Inc. (April 1993 - June 1997). Mr. Patton is also a Director or Trustee of each of the funds managed by the Investment Manager.

     David W.C. Putnam. (Age 61) Trustee. President and Director of F.L. Putnam Securities Company, Inc. and its affiliates (since 1978). Mr. Putnam is Director of Anchor Investment Trusts, the Principled Equity Market Trust and Progressive Capital Accumulation Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a Director or Trustee of each of the funds managed by the Investment Manager.

     Blaine E. Rieke. (Age 67) Trustee. General Partner of Huntington Partners (1997 - present). Mr. Rieke was formerly Chairman and Chief Executive Officer of Firstar Trust Company (1973-1996). Mr. Rieke is also a Director or Trustee of each of the funds managed by the Investment Manager.

     *John G. Turner. (Age 61) Trustee and Vice Chairman of ING Americas. Mr. Turner was formerly Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1993-2000), Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life
     Insurance Company of New York (1995-2000), Chairman of Northern Life Insurance Company (1992-2000), and Chairman and Director/Trustee of the Northstar affiliated investment companies (1993-2000). Mr. Turner was formerly Director of Northstar Investment Management Corporation and its affiliates (1993-1999) and President of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1989-1991). Mr. Turner is also Chairman of each of the funds managed by the Investment Manager.

     Richard A. Wedemeyer. (Age 64) Trustee. Vice President of The Channel Corporation (1996 - present). Mr. Wedemeyer was formerly Vice President of Performance Advantage, Inc. (1992 - 1996), and Vice President, Operations and Administration of Jim Henson Productions (1979 - 1997). Mr. Wedemeyer is also a Director or Trustee of each of the funds managed by the Investment Manager.

----------
* An "interested person," as defined in the 1940 Act, by virtue of his affiliation with the Fund or the Investment Manager or any of its affiliates.

     The Fund pays each Trustee who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $35,000 and Mssrs. Patton and May, as lead Trustees, receive an annual retainer of $45,000; (ii) $5,500 per quarterly Board meeting; (iii) $1,000 per committee meeting; (iv) $1,000 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Fund is based on the Fund's average net assets for the previous quarter as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Trustees serve in common as Directors/Trustees or as Advisory Board Members, if applicable.

     The Fund currently has an Executive Committee, Audit Committee, Valuation Committee and a Nominating Committee. The Audit, Valuation and Nominating Committees consist entirely of Independent Trustees or Advisory Board Members, if applicable.

     The following individuals serve on the Fund's Executive Committee: John G. Turner, Thomas J. McInerney, Walter H. May and Jock Patton. Mr. Turner serves as Chairman of the Executive Committee.

     The following individual serves on the Fund's Audit Committee: Blaine E. Rieke, Mary Baldwin, Paul S. Doherty, Alan R. Gosule and Richard A. Wedemeyer. Mr. Rieke serves as Chairman of the Audit Committee.

     The following individuals serve on the Fund's Valuation Committee: Jock Patton, Walter H. May Jr. and David W.C. Putnam. Mr. Patton serves as Chairman of the Valuation Committee.

     The following individuals serve on the Fund's Nominating Committee:  Walter
H. May, Mary Baldwin, Paul S. Doherty and Richard A. Wedemeyer. Mr. May serves as Chairman of the Nominating Committee.

COMPENSATION OF TRUSTEES

     The Trustees who are "interested persons" as designated above receive no compensation from the Fund. The following table shows estimated amounts paid or accrued to those Trustees who are not designated "interested persons" from the Fund's inception through the end of the Fund's current fiscal year, except that the information regarding the total compensation from the Fund Complex in the last column is for the calendar year 2000 and does not include estimated amounts received from the Fund for the current fiscal year.

                               COMPENSATION TABLE

                                  AGGREGATE              TOTAL COMPENSATION
                                 COMPENSATION            FROM FUND COMPLEX
NAME AND POSITION             FROM REGISTRANT (2)         PAID TO TRUSTEES
-----------------             -------------------         ----------------
Mary A. Baldwin                       $ 0                    $54,500
Advisory Board Member                                        (27 Boards)

Paul S. Doherty,                      $19                    $54,000
Trustee                                                      (27 Boards)

Alan S. Gosule                        $19                    $60,000
Trustee                                                      (27 Boards)

Walter H. May                         $25                    $59,000
Trustee                                                      (27 Boards)

Thomas McInerney                      $ 0                    N/A
Trustee (1)(3)

Jock Patton                           $23                    $61,000
Trustee                                                      (27 Boards)

David W.C. Putnam                     $ 0                    $59,750
Trustee                                                      (27 Boards)

Blaine E. Rieke                       $ 0                    N/A
Trustee(3)

John G. Turner                        $ 0                    $0
Trustee (1)                                                  (27 Boards)

Richard A. Wedemeyer                  $ 0                    N/A
Trustee(3)

----------
(1) An "interested person, " as defined in the 1940 Act, because of his affiliation with the Investment Manager.
(2) Excludes compensation paid to the initial Trustees of the Fund. The initial Trustees of the Fund resigned as Trustees of the Fund prior to the effective date of this prospectus.
(3)  Became a Trustee of the Fund effective February 26, 2001.

OFFICERS

     James M. Hennessy, President, Chief Executive Officer and Chief Operating Officer, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age
     51) President and Chief Executive Officer of each of the Pilgrim Funds (since February 2001), Chief Operating Officer of each of the Pilgrim Funds (since July 2000), Director of ING Pilgrim Group, LLC, ING Pilgrim
     Investments,  LLC,  ING  Pilgrim  Securities,  Inc.,  ING  Pilgrim  Capital
     Corporation, LLC ("ING Pilgrim Capital"), ING Lexington Management Corporation, Lexington Funds Distributor, Inc., Market Systems Research Advisors, Inc., Market Systems Research, Inc., Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000), and President and Chief Executive Officer of ING Pilgrim Investments, LLC, ING Pilgrim Group, LLC, ING Pilgrim Capital Corporation, LLC, ING Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp. (since December 2000),. Formerly Senior Executive Vice President (June 2000
     - December 2000) and Secretary (April 1995 - December 2000), ING Pilgrim Capital Corporation, LLC, ING Pilgrim Group, LLC, ING Pilgrim Investments, LLC, ING Lexington Management Corporation, Express America T.C. Corporation, EAMC Liquidation Corp.; Senior Executive Vice President (July 2000 - February 2001) and Secretary (April 1995 - February 2001) of each of the Pilgrim Funds; Executive Vice President , Pilgrim Capital Corporation and its affiliates (May 1998 - June 2000) and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

     Daniel A. Norman, Senior Vice President, Treasurer, and Co-Senior Portfolio Manager, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age
     42) Senior Vice President (since December 1994) of ING Pilgrim Investments and ING Pilgrim Securities. Presently serves or has served as an officer of other affiliates of ING Pilgrim Capital.

     Jeffrey A. Bakalar, Senior Vice President and Co-Senior Portfolio Manager, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 42) Senior Vice President of ING Pilgrim Investments (since November 1999).

     Michael J. Roland, Senior Vice President and Principal Financial Officer, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 42) Senior Vice President and Chief Financial Officer ING Pilgrim Group, ING Pilgrim Investments, and ING Pilgrim Securities (since June 1998). Senior Vice President and Chief Financial Officer (since June 1998) of each of the Pilgrim Funds. Formerly served in same capacity (January 1995 - April
     1997). Formerly Chief Financial Officer of Endeaver Group (April 1997 to June 1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 37) Senior Vice
     President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group (August 1995-February 1997).

     William H. Rivoir, Senior Vice President and Secretary, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 50) Senior Vice President and Assistant Secretary, ING Pilgrim Group and ING Pilgrim
     Investments (since June 1998), Assistant Secretary ING Pilgrim Capital Corporation (since 2000).

     Kimberly A. Anderson, Vice President and Secretary, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 36) Vice President of ING Pilgrim Group, Inc. (since January 2001) and Vice President and Secretary of each of the Pilgrim Funds (since February 2001). Formerly Assistant Vice President and Assistant Secretary of each of the Pilgrim Funds (August 1999-February 2001) and Assistant Vice President of ING Pilgrim Group, Inc. (November 1999-January 2001). Ms. Anderson has held various other positions with ING Pilgrim Group, Inc. for more than the last five years.

     Robyn Ichilov, Vice President, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. (Age 33) Vice President, ING Pilgrim Investments (since August 1997). Accounting Manager (since November 1995). Vice President and Treasurer of most of the other Pilgrim Funds. Formerly Assistant Vice President and Accounting Supervisor for PaineWebber (June 1993-April 1995).

     As of April 1, 2001, the Trustees and Officers of the Fund as a group owned beneficially less than 1% of the Fund's shares.

                                 CODE OF ETHICS

     The Fund's distributor, ING Pilgrim Securities, Inc. (the "Distributor" or "ING Pilgrim Securities"), and the Fund have adopted a Code of Ethics governing personal trading activities of all Trustees and the officers of the Fund and ING Pilgrim Securities and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Fund's Compliance Officer or her designee and to report all transactions on a regular basis.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     THE INVESTMENT MANAGER

     The Investment Manager serves as investment manager to the Fund and has overall responsibility for the management of the Fund. The Investment Management Agreement between the Fund and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory services for the Fund.

     The Investment Manager is an indirect, wholly-owned subsidiary of ING Groep, N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in fields of insurance, banking and asset management in more than 65 countries with nearly 100,000 employees.

     The Investment Manager pays all of its expenses from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and Officers of the Fund who are employees of the Investment Manager or its affiliates. Other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, expenses incurred in connection with the sale, issuance, registration and transfer of its shares; fees of its Custodian, Transfer and Shareholder Servicing; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee of the Fund who are not members of, affiliated with or interested persons of the Investment Manager; the cost of preparing and printing reports, proxy statements and prospectuses of the Fund or other communications for distribution to its shareholders; legal, auditing and accounting fees; the fees of any trade association of which the Fund is a member; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary or non-recurring expenses.

     The Investment Management Agreement continues from year to year if specifically approved at least annually by the Trustees or the Shareholders. In either event, the Investment Management Agreement must also be approved by vote of a majority of the Trustees who are not parties to the Investment Management Agreement or "interested persons" of any party, cast in person at a meeting called for that purpose.

     The Investment Manager has agreed to reimburse the Fund's expenses to the extent necessary so that the Fund's "Other Operating Expenses" do not exceed 0.20% of the Fund's average annual net assets. The Investment Manager reserves the right to terminate the expense limitation at any time after February 28, 2002.

     The use of the name "Pilgrim" in the Fund's name is pursuant to the Investment Management Agreement between the Fund and the Investment Manager, and in the event that the Agreement is terminated, the Fund has agreed to amend its Agreement and Declaration of Trust to remove the reference to "Pilgrim."

     THE ADMINISTRATOR

     The Administrator of the Fund is ING Pilgrim Group, LLC (the "Administrator" or "ING Pilgrim Group") which is an affiliate of the Investment Manager. In connection with its administration of the corporate affairs of the Fund, the Administrator bears the following expenses: the salaries and expenses of all personnel of the Fund and the Administrator except for the fees and expenses of Trustees not affiliated with the Administrator or the Investment Manager; costs to prepare information; determination of daily NAV by the recordkeeping and accounting agent; expenses to maintain certain of the Fund's books and records that are not maintained by the Investment Manager, the custodian, or transfer agent; costs incurred to assist in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly, semi-annual, and annual shareholder reports; costs of providing shareholder services in connection with any tender offers or to shareholders proposing to transfer their shares to a third party; providing shareholder services in connection with the dividend reinvestment plan; and all expenses incurred by the Administrator or by the Fund in connection with administering the ordinary course of the Fund's business other than those assumed by the Fund, as described below.

     Except as indicated immediately above and under "The Investment Manager," the Fund is responsible for the payment of its expenses including: the fees payable to the Investment Manager; the fees payable to the Administrator; the fees and certain expenses of the Fund's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Fund; the charges and expenses of the Fund's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Fund in connection with its transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade association of which the Fund is a member; the costs of share certificates representing shares of the Fund; organizational and offering expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the Commission, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business.

     THE DISTRIBUTOR

     Pursuant to an Underwriting and Distribution Services Agreement (the "Distribution Agreement"), ING Pilgrim Securities, an affiliate of the
Investment Manager and the Administrator, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distributor bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and the Distributor pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. The Distributor also pays for supplementary sales literature and advertising costs.

     The Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by the Distributor upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board of Trustees, and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act.

     The Distributor has agreed to waive 0.25% of the distribution fee for Class B Common Shares. Absent this waiver, the distribution fee 0.75%. The expense waiver will continue through February 28, 2002.

                             PORTFOLIO TRANSACTIONS

     The Fund will generally have at least 80% of its total assets invested in Senior Loans. The remaining assets of the Fund will generally consist of unsecured loans, subordinated loans, corporate debt securities, loans to foreign borrowers, equity securities acquired in connection with the purchase of loans and other investment companies such as money market funds. The remaining assets may also consist of cash and short-term debt instruments. The Fund will acquire investments from and sell investments to banks, insurance companies, finance companies, and other investment companies and private investment funds. The Fund may also purchase investments from and sell investments to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Fund's interest in a particular investment will terminate when the Fund receives full payment on the loan or sells an investment in the secondary market. Costs associated with purchasing or selling investments in the secondary market include commissions paid to brokers and processing fees paid to agents. These costs are allocated between the purchaser and seller as agreed between the parties.

     Purchases and sales of short-term debt and other financial instruments for the Fund's portfolio usually are principal transactions, and normally the Fund will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such market makers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Short-term debt instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund that are not transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters may involve a commission or concession paid by the issuer.

     While the Investment Manager seeks to obtain the most favorable net results in effecting transactions in the Fund's portfolio securities, brokers or dealers who provide research services may receive orders for transactions by the Fund. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. The Investment Manager is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions that other brokers or dealers not providing such research may charge for the same transaction, even if the specific services were not imputed to the Fund and were useful to the Investment Manager in advising other clients. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Investment Management Agreement between the Investment Manager and the Fund. The expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information. the Investment Manager may use any research services obtained in providing investment advice to its other investment advisory accounts. Conversely, such information obtained by the placement of business for the Investment Manager or other entities advised by the Investment Manager will be considered by and may be useful to the Investment Manager in carrying out its obligations to the Fund.

     The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager. To the extent certain services which the Fund is obligated to pay for under the Investment Management Agreement are performed by the Investment Manager, the Fund will reimburse the Investment Manager for the costs of personnel involved in placing orders for the execution of portfolio transactions.

     PORTFOLIO TURNOVER RATE

     The annual turnover rate of the Fund is generally expected to be between 25% and 100%, although as part of its investment policies, the Fund places no restrictions on portfolio turnover and the Fund may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Fund also includes loans on which the Fund has received full or partial payment. The Investment Manager believes that full and partial payments on loans generally comprise approximately 25% to 75% of the Fund's total portfolio turnover each year.

                             LIQUIDITY REQUIREMENTS

     From the time that the Fund sends a notification to shareholders until the Pricing Date, the Fund will maintain a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount in assets: (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the asset within the time period between the Repurchase Request Deadline and the next Repurchase Payment Deadline; or (b) that mature by the next Repurchase Payment Deadline. In the event that the Fund's assets fail to comply with this requirement, the Board of Trustees will cause the Fund to take such action as the Board of Trustees deems appropriate to ensure compliance.

                                 NET ASSET VALUE

     The NAV per Common Share of the Fund is determined once daily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV per Common Share is determined by dividing the value of the Fund's loan assets plus all cash and other assets (including interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. The NAV per Common Share is made available for publication.

VALUATION OF THE FUND'S ASSETS

     The assets in the Fund's portfolio are valued daily in accordance with the Fund's Valuation Procedures adopted by the Board of Trustees. A majority of the Fund's assets are valued using market quotations supplied by a third party loan pricing service. However, the loans in which the Fund invests are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the market value of loans may be based on infrequent and dated trades. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

     Loans are normally valued on the basis of one or more quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a "proxy" for changes in value.

     The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the "proxy" procedure described above. Loans are valued at the mean between bid and asked quotations.

     It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the "proxy" procedure described above. The Investment Manager may believe that the price for a loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that it believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

     Under these procedures, fair value is determined by the Investment Manager and monitored by the Fund's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the senior loan and interests in similar senior loans; (v) the reputation and financial condition of the agent of the loan and any intermediate participants in the loans; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan.

     Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short term cash equivalent investments are at amortized cost.

                                FEDERAL TAXATION

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund will elect each year to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). As a regulated investment company, the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (I.E., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

     In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     The Fund intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its investment company taxable income for the taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will generally be taxable to shareholders at a maximum federal tax rate of 20%. Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of all dividends and redemption proceeds payable to any shareholder (1) who fails to provide the Fund with a certified, correct identification number or other required certifications, or (2) if the Internal Revenue Service notifies the Fund that the shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the IRS.

REPURCHASE OF SHARES

     Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in a repurchase offer. A sale of Fund shares pursuant to a repurchase offer will be treated as a taxable sale or exchange of the Fund shares if the tender (i) completely terminates the shareholder's interest in the Fund, (ii) is treated as a distribution that is "substantially disproportionate" or (iii) is treated as a distribution that is "not essentially equivalent to a dividend." A "substantially disproportionate" distribution generally requires a reduction of at least 20% in the shareholder's proportionate interest in the Fund after taking into account all shares sold under the repurchase offer. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal proportionate interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

     The Fund intends to take the position that sales of Fund shares pursuant to a repurchase offer will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Fund shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than one year. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. All or a portion of any loss realized on a sale may also be disallowed if the shareholder acquires other Fund shares within 30 days before or after the sale and, in such a case, the basis of the acquired shares would then be adjusted to reflect the disallowed loss.

     If a sale of Fund shares pursuant to a repurchase offer is not treated as a sale or exchange, then the amount received upon a sale of shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the Fund shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a risk that a constructive dividend may be considered to be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender. In addition, to the extent that the price under a repurchase offer includes any unrealized gains, non-tendering shareholders would be taxed if and when the Fund recognizes and distributes such gains.

FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. See "Distributions."

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                        ADVERTISING AND PERFORMANCE DATA

ADVERTISING

     From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include trading volume of the Fund's shares, the number of loan investments, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Fund for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc., Standard & Poor's, Portfolio Management Data (a division of Standard & Poor's), Moody's, Bloomberg or other industry publications. These rankings will typically compare the Fund to all closed-end funds, to other Senior Loan funds, and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Fund's relative performance for any future period.

     Reports and promotional literature may also contain the following information: (i) number of shareholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Fund by analysts.

     In addition, reports and promotional literature may contain information concerning the Investment Manager, ING Pilgrim Capital, the Portfolio Managers, ING Pilgrim Group or affiliates of the Fund including (i) performance rankings of other funds managed by the Investment Manager, or the individuals employed by the Investment Manager who exercise responsibility for the day-to-day management of the Fund, including rankings and ratings of investment companies published by Lipper, Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by ING Pilgrim Capital; (iv) the past performance of ING Pilgrim Capital and ING Pilgrim Group; (v) the past performance of other funds managed by the Investment Manager; (vi) quotes from a portfolio manager of the Fund or industry specialists; and (vii) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

     The Fund may compare the frequency of its reset period to the frequency which LIBOR changes. Further, the Fund may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the Prime Rate, quoted daily in the Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (v) yield data published by Lipper, Bloomberg or other industry sources, or (vi) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Fund may compare such other yield data described above to each other. The Fund may also compare its total return, NAV stability and yield to fixed income investments. As with yield and total return calculations, yield comparisons should not be considered representative of the Fund's yield or relative performance for any future period.

     The Fund may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussion of other investment companies in the Pilgrim Funds, products and services, and descriptions of the benefits of working with investment professionals in selecting investments.

PERFORMANCE DATA

     The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Fund may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

     The Fund's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Fund's corresponding month-end net asset value (in the case of NAV) or the last reported market price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

     Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the Senior Loans, and other securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

                               GENERAL INFORMATION

CUSTODIAN

     State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 has been retained to act as the custodian for the Fund. State Street Bank and Trust Company does not have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

LEGAL COUNSEL

     Legal matters for the Fund are passed upon by Dechert, 1775 Eye Street, NW, Washington, DC 20006 and 30 Rockefeller Plaza, New York, NY 10122.

INDEPENDENT AUDITORS

     KPMG LLP, 355 South Grand Avenue, Los Angeles, California 90071 serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

    The financial statements are audited financial statements for the period ended February 28, 2001. Copies of the Fund's Annual Report dated February 28, 2001 may be obtained without charge by contacting Pilgrim Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, at (800) 992-0180.

                           Pilgrim Senior Income Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $81,324,545)             $  81,547,626
Short-term investments (Cost $12,204,182)                            12,204,182
Receivables:
 Interest                                                               503,553
 Other                                                                    3,139
Prepaid offering costs                                                  120,000
                                                                  -------------
   Total assets                                                      94,378,500
                                                                  -------------
LIABILITIES:
Payable to affiliates                                                    86,273
Accrued expenses                                                        196,098
                                                                  -------------
   Total liabilities                                                    282,371
                                                                  -------------
NET ASSETS                                                        $  94,096,129
                                                                  =============
Net Asset Value (equivalent to $10.18 per share, based
 on 9,242,684 shares of beneficial interest outstanding)          $       10.18
                                                                  =============
NET ASSETS CONSIST OF:
 Paid in capital for shares of beneficial interest,
   $0.01 Par Value outstanding (Unlimited shares authorized)      $  93,000,000
 Undistributed net investment income                                    818,690
 Accumulated net realized gain on investments                            54,358
 Net unrealized appreciation of investments                             223,081
                                                                  -------------
   Net Assets                                                     $  94,096,129
                                                                  =============

                 See Accompanying Notes to Financial Statements

                           Pilgrim Senior Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Period December 15, 2000(1) to February 28, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                          $   1,018,622
Other                                                                    16,098
                                                                  -------------
 Total investment income                                              1,034,720
                                                                  -------------
EXPENSES:
Investment management fees                                               93,224
Administration fees                                                      11,653
Shareholder servicing fees                                               29,133
Reports to shareholders                                                  13,600
Custodian fees                                                           10,000
Organization expense                                                     20,000
Professional fees                                                        17,395
Miscellaneous expense                                                    10,000
Recordkeeping and pricing fees                                            6,200
Registration expense                                                      1,825
Trustees' fees                                                            3,000
                                                                  -------------
 Total expenses                                                         216,030
                                                                  -------------
   Net investment income                                                818,690
                                                                  -------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain on investments                                         54,358
Net change in unrealized appreciation of investments                    223,081
                                                                  -------------
 Net realized and unrealized gain on investments                        277,439
                                                                  -------------
   Net increase in net assets resulting from operations           $   1,096,129
                                                                  =============

----------
(1)  Inception date of the Fund.

                 See Accompanying Notes to Financial Statements

                           Pilgrim Senior Income Fund

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
for the Period December 15, 2000(1) to February 28, 2001
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                             $     818,690
Net realized gain on investments                                         54,358
Net change in unrealized appreciation on investments                    223,081
                                                                  -------------
Net increase in net assets resulting from operations                  1,096,129
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                                        93,000,000
                                                                  -------------
Net increase in net assets                                           94,096,129
NET ASSETS:
Beginning of period                                                          --
                                                                  -------------
End of period (including undistributed net investment
 income of $818,690)                                              $  94,096,129
                                                                  =============
SUMMARY OF COMMON SHARE TRANSACTIONS:
Shares issued                                                         9,242,684
                                                                  =============

----------
(1)  Inception date of the Fund.

                 See Accompanying Notes to Financial Statements

                           Pilgrim Senior Income Fund

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Period December 15, 2000(1) to February 28, 2001
--------------------------------------------------------------------------------

INCREASE (DECREASE) in Cash
Cash Flows From Operating Activities:
 Interest received ...........................................    $     473,244
 Other income received .......................................           12,959
 Operating expenses paid .....................................          (53,659)
 Purchases of portfolio securities ...........................      (87,901,105)
 Purchases of short-term investments .........................      (12,204,182)
 Proceeds from disposition of portfolio securities ...........        6,672,743
                                                                  -------------
   Net cash used for operating activities ....................      (93,000,000)
                                                                  -------------
Cash Flows From Financing Activities:
 Proceeds from common shares offerings .......................       93,000,000
                                                                  -------------
   Cash provided by financing activities .....................       93,000,000
                                                                  -------------
 Net change in cash ..........................................               --
 Cash at beginning of period .................................               --
                                                                  -------------
 Cash at end of period .......................................    $          --
                                                                  =============
Reconciliation Of Net Increase In Net Assets Resulting From
 Operations To Net Cash Used for Operating Activities:
Net increase in net assets resulting from operations .........    $   1,096,129
                                                                  -------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
 Increase in investments in securities .......................      (81,547,626)
 Increase in investments in short-term investments ...........      (12,204,182)
 Increase in interest receivable .............................         (503,553)
 Increase in other receivables ...............................           (3,139)
 Increase in accrued expenses ................................          162,371
                                                                  -------------
 Total adjustments ...........................................      (94,096,129)
                                                                  -------------
   Net cash used for operating activities ....................    $ (93,000,000)
                                                                  =============
----------
(1)  Inception date of the Fund.

                 See Accompanying Notes to Financial Statements

                           Pilgrim Senior Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim Senior Income Fund (the "Fund"), a Delaware business trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a continuously-offered, diversified, closed-end, investment management company. During the period December 15, 2000 through February 28, 2001, the Fund issued 9,242,624 common shares of beneficial interest, $0.01 par value, to ING America Insurance Holdings, Inc., the parent company of the Fund's manager, ING Pilgrim Investments, LLC (the "Investment Manager") in exchange for $93,000,000. As of February 28, 2001 ING America Insurance Holdings, Inc. remained the only shareholder in the Fund. The Fund invests at least 80% of its assets in senior loans which are exempt from registration under the Securities Act of 1933 (the "'33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the London Inter-Bank Offered Rate (LIBOR) and other short term rates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America.

A. Senior Loan and Other Security Valuation. Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a "proxy" for changes in value. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the "proxy" procedure described above. It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the "proxy" procedure described above.

    The Investment Manager may believe that the price for a loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that the Investment Manager believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Manager and monitored by the Fund's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;
    (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Short-term investments are carried at amortized cost.

                           Pilgrim Senior Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Revenue Recognition. Loans are booked on a settlement basis and security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current loan rate. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance.

    Premium amortization and discount accretion are determined by the effective yield method over the shorter of 2.5 years or the actual term of the loan. Arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized using the effective yield method over the shorter of 2.5 years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status.

D. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-date. The Fund declares and goes ex-dividend daily and pays dividends monthly for net investment income. Distributions from capital gains, if any, are declared on an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles for items such as the treatment of short term capital gains. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital.

E. Organization Expenses. Costs incurred with the organization of the Fund were expensed as incurred.

F. Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

                           Pilgrim Senior Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENTS

For the period December 15, 2000 to February 28, 2001, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term investments, totaled $87,901,105 and $6,672,743 respectively. At February 28, 2001, the Fund held senior loans valued at $81,547,626 representing 87.0% of its total investments. The market value of these assets is established as set forth in Note 1.

The senior loans acquired by the Fund may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Fund acquires a participation in a co-lender's interest in a loan and the Fund does not have privity with or direct recourse against the corporate issuer. Accordingly, the Fund may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired.

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Fund has entered into an Investment Management Agreement with the Investment Manager, a wholly-owned subsidiary of ING Pilgrim Group, LLC ("Pilgrim Group"), to provide advisory and management services. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) ("Managed Assets").

The Fund has also entered into an Administration Agreement with Pilgrim Group (the "Administrator") to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.10% of the Fund's Managed Assets.

NOTE 4 -- SHAREHOLDER SERVICING FEES

The Fund entered into a Service Agreement with ING Pilgrim Securities, Inc. ("Pilgrim Securities") whereby Pilgrim Securities will act as a Shareholder Service Agent for the Fund. Pilgrim Securities is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Fund's average daily net assets.

NOTE 5 -- COMMITMENTS

As of February 28, 2001, the Fund had an unfunded loan commitment in the amount of $1,276,873 pursuant to the terms of a loan agreement with Airgate PCS.

                           Pilgrim Senior Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2001
--------------------------------------------------------------------------------

NOTE 6 -- CUSTODIAL AGREEMENT

State Street Bank, Kansas City ("SSBKC") serves as the Fund's custodian and recordkeeper. Custody fees paid to SSBKC may be reduced by earnings credits based on the cash balances held by SSBKC for the Fund.

There were no earning credits for the period December 15, 2000 to February 28, 2001.

NOTE 7 -- SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Fund may invest up to 10% of its total assets, measured at the time of investment, in subordinated loans and up to 10% of its total assets, measured at the time of investment, in unsecured loans. As of February 28, 2001, the Fund did not hold any subordinated loans or unsecured loans.

NOTE 8 -- SUBSEQUENT EVENTS

Subsequent to February 28, 2001, the Fund declared the following dividends:

Per Share Amount    Type    Declaration Date    Record Date       Payable Date
----------------    ----    ----------------    --------------    --------------
$0.066388 (A)       NII     March 13, 2001      March 13, 2001    March 16, 2001
$0.004635 (A)       STCG    March 13, 2001      March 13, 2001    March 16, 2001
$0.021100 (B)       NII     March 14, 2001      March 14, 2001    April 4, 2001
$0.001800           NII     Daily               Daily             April 4, 2001

----------
NII -- Net investment income
STCG -- Short-term capital gain
(A) Dividend covers period from December 15, 2000 to February 28, 2001.
(B) Dividend covers period from March 1, 2001 to March 14, 2001.

Management of the Fund intends to file in April 2001 a registration statement on Form N-2 under the '33 Act to offer for sale of Classes A, B, C and Q Common Shares of the Fund to the public. Shares existing at February 28, 2001 are designated as Class Q Common Shares. Offering costs associated with the registration have been deferred and will be amortized over a twelve month period following the initial sale of shares. On the last business day immediately prior to the effective date of this registration statement, Management of the Fund intends to effectuate a reverse stock split as necessary to achieve a net asset value of $15.00 per share for Fund's existing shares as of the effective date of the registration statement.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     1.   Financial Statements

     Contained in Part A: Financial Highlights for the period ended February 28, 2001.

     Contained in Part B: Financial Statements for the period ended February 28,
     2001.   Registrant's   February  28,  2001  Annual   Report   (audited)  is
     incorporated by reference.

     2.   Exhibits

          (a) (i) Agreement and Declaration of Trust - Filed as an exhibit to the Registrant's Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act") on Form N-2 (File No. 811-10223), filed on February 2, 2001 and incorporated herein by reference.
               (ii) Certificate of Amendment to Certificate of Trust

          (b) Bylaws - Filed as an exhibit to the Registrant's Registration Statement on Form N-2 under the 1940 Act (File No. 811-10223) on Form N-2, filed on February 2, 2001 and incorporated herein by reference.

          (c)  Not Applicable

          (d)  Not Applicable

          (e)  Not Applicable

          (f)  Not Applicable

          (g)  Investment Management Agreement

          (h)  (i)  Form of Underwriting Agreement
               (ii) Form of Selling Group Agreements

          (i)  Not Applicable

          (j)  Custody Agreement

          (k)  (i)    Administration Agreement
               (ii)   Recordkeeping Agreement
               (iii)  Form of Shareholder Service Plan for Class A
               (iv)   Form of Service and Distribution Plan for Class B
               (v)    Form of Service and Distribution Plan for Class C
               (vi)   Form of Shareholder Service Plan for Class Q
               (vii)  Waiver Agreement
               (viii) Form of Multiple Class Plan Pursuant to Rule 18f-3
               (ix)   Form of Expense Limitation Agreement

          (l)  Opinion and Consent of Dechert

          (m)  Not Applicable

          (n)  Consent of KPMG LLP

          (o)  Not Applicable

          (p)  Representation Letter

          (q)  Not Applicable

          (r)  Not Applicable

          (s)  Pilgrim Group Funds Code of Ethics

ITEM 25. MARKETING AGREEMENTS

     Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

     The  following  table sets  forth  expenses  incurred  or  estimated  to be
incurred  in  connection  with  the  offering   described  in  the  Registration
Statement.


Registration Fees.....................................................  $ 37,500

Blue Sky Filing Fees..................................................  $ 50,545

Printing Expenses.....................................................  $ 26,000

Legal Fees............................................................  $ 90,000

Accounting Fees and Expenses..........................................  $  5,000

Miscellaneous Expenses................................................  $  2,000
                                                                        --------
     Total............................................................  $211,045
                                                                        ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not Applicable.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

     As of April 1, 2001, each Class of shares of the Fund had the following number of record owners.

         TITLE OF CLASS                                NUMBER OF RECORD HOLDERS
         --------------                                ------------------------
         Class A Shares                                         0
         Class B Shares                                         0
         Class C Shares                                         0
         Class Q Shares                                         1

ITEM 29. INDEMNIFICATION

     Section 8.2 of the Agreement and Declaration of Trust provides: The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Fund out of its assets shall indemnify, defend and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee of the Fund; PROVIDED, HOWEVER, that the Fund shall not indemnify a Trustee against liability caused by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Every note, bond, contract, instrument, certificate or undertaking, and every other act or thing whatsoever issued, executed or done by or on behalf of the Fund or the Trustees or any of them, in connection with the Fund shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or a Trustee, and such Trustees or Trustee shall not be personally liable thereon.

     Section 8.3 of the Agreement and Declaration of Trust provides: The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Fund and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. In performing their duties, the Trustees may rely on any information, advice, opinion, report or statement (including without limiting the generality of the foregoing any financial statement or other financial data and any interpretation of the meaning and operation of the Fund's governing documents), prepared or presented by an officer or employee of the Fund, or prepared or presented by a lawyer, certified public accountant or other person as a matter which a Trustee believes to be within the person's professional or expert competence and the Trustees shall be under no liability for any act or omission in accordance with any such information advice, opinion, report or statement nor failing to rely on or follow such information, advice, opinion, report or statement. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 8.4 of the Agreement and Declaration of Trust provides: The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Fund assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Fund, whether or not the Fund would have the power to indemnify him or her against such liability under the provisions of this Article.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such

Trustee, officer or controlling person in connection with the securities being registered, the Registrant will submit, unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

     Certain of the officers and directors of the Registrant's Investment Manager also serve as officers and/or directors for other registered investment companies in the Pilgrim family of funds and with ReliaStar Financial Corp., the indirect parent of the Investment Manager, and its subsidiaries. Information as to the directors and officers of the Investment Manager is included in the Investment Manager's Form ADV and amendments thereto filed with the Commission and is incorporated herein by reference thereto. For additional information, see "Management of the Fund" in the Prospectus.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The amounts and records of the Registrant will be maintained at its office at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at the office of its custodian, State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

ITEM 32. MANAGEMENT SERVICES

     Not Applicable.

ITEM 33. UNDERTAKINGS

     1.   Not Applicable.

     2.   Not Applicable.

     3.   Not Applicable.

     4.

          a. To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
     (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     5.   Not Applicable

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Scottsdale in the State of Arizona this 30th day of March, 2001.

                                       PILGRIM SENIOR INCOME FUND

                                       By: /s/ James M. Hennessy
                                           ------------------------------------
                                           James M. Hennessy
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

       SIGNATURE                     TITLE                               DATE
       ---------                     -----                               ----

                             Trustee and Chairman                 March 30, 2001
------------------------
John G. Turner*


/s/ James M. Hennessy        President and Chief Executive        March 30, 2001
------------------------     Officer
James M. Hennessy

                             Senior Vice President and
------------------------     Principal Financial Officer
Michael J. Roland*           (Principal Financial Officer)

                             Trustee                              March 30, 2001
------------------------
Paul S. Doherty*
                             Trustee                              March 30, 2001
------------------------
Alan L. Gosule*
                             Trustee                              March 30, 2001
-----------------------
Walter H. May
                             Trustee                              March 30, 2001
------------------------
Thomas J. McInerney
                             Trustee                              March 30, 2001
------------------------
Jock Patton*
                             Trustee                              March 30, 2001
------------------------
David W.C. Putnam*
                             Trustee                              March 30, 2001
------------------------
Blaine E. Rieke
                             Trustee                              March 30, 2001
------------------------
Richard A. Wedemeyer

*By: /s/ James M. Hennessy
     -------------------------------------
     James M. Hennessy, Attorney-in-Fact**

** Powers of Attorney for the Trustees and Michael J. Roland were filed as an exhibit to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-10223), filed on February 2, 2001.

                                  EXHIBIT LIST

  EXHIBIT NUMBER                             NAME OF EXHIBIT
  --------------                             ---------------

     2(a)(ii)                Certificate of Amendment to Certificate of Trust

     2(g)                    Investment Management Agreement

     2(h)(i)                 Form of Underwriting Agreement

     2(h)(ii)                Form of Selling Group Agreements

     2(j)                    Custody Agreement

     2(k)(i)                 Administration Agreement

     2(k)(ii)                Recordkeeping Agreement

     2(k)(iii)               Form of Shareholder Service Plan for Class A

     2(k)(iv)                Form of Service and Distribution Plan for Class B

     2(k)(v)                 Form of Service and Distribution Plan for Class C

     2(k)(vi)                Form of Shareholder Service Plan for Class Q

     2(k)(vii)               Waiver Agreement

     2(k)(viii)              Form of Multiple Class Plan Pursuant to Rule 18f-3

     2(k)(ix)                Form of Expense Limitation Agreement

     2(l)                    Opinion and Consent of Dechert

     2(n)                    Consent of KPMG LLP

     2((p)                   Representation Letter

     2(s)                    Pilgrim Group Funds Code of Ethics